                                                        Investment Company
                                                         Act No. 811-08085

 As filed with the Securities and Exchange Commission on February 3, 2003

                         SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                 of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[X]      Preliminary Proxy Statement
[  ]     Confidential,  for Use of the  Commission  Only (as  permitted by
         Rule 14a-6(e)(2))
[  ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

_____________________________________________________________________________________

                   American Skandia Advisor Funds, Inc.

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Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.

[  ]     Fee computed on table below per  Exchange  Act Rules  14a-6(i)(4)
and 0-11.

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         1)  Title  of each  class  of  securities  to  which  transaction applies:

______________________________________________________________________________
         2)  Aggregate number of securities to which transaction applies:

______________________________________________________________________________
         3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

______________________________________________________________________________
         4)  Proposed maximum aggregate value of transaction:

______________________________________________________________________________
         5)  Total fee paid:

______________________________________________________________________________

[  ]     Fee paid previously with preliminary materials.
[  ]     Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and    identify the filing  for which the
offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

______________________________________________________________________________
         2)  Form, Schedule or Registration Statement No.:

______________________________________________________________________________
         3)  Filing Party:

______________________________________________________________________________
         4)  Date Filed:

______________________________________________________________________________

                                                      PROXY STATEMENT

                                           AMERICAN SKANDIA ADVISOR FUNDS, INC.
                                                    One Corporate Drive
                                                       P.O. Box 883
                                                Shelton, Connecticut 06484

                                           ASAF Strong International Equity Fund
                                       ASAF William Blair International Growth Fund
                                      ASAF American Century International Growth Fund
                                            ASAF DeAM International Equity Fund
                                              ASAF PBHG Small-Cap Growth Fund
                                              ASAF DeAM Small-Cap Growth Fund
                                             ASAF Gabelli Small-Cap Value Fund
                                          ASAF Goldman Sachs Mid-Cap Growth Fund
                                         ASAF Neuberger Berman Mid-Cap Growth Fund
                                         ASAF Neuberger Berman Mid-Cap Value Fund
                                              ASAF Alger All-Cap Growth Fund
                                              ASAF Gabelli All-Cap Value Fund
                                               ASAF INVESCO Technology Fund
                                             ASAF INVESCO Health Sciences Fund
                                               ASAF ProFund Managed OTC Fund
                                                 ASAF Alliance Growth Fund
                                             ASAF Marsico Capital Growth Fund
                                        ASAF Goldman Sachs Concentrated Growth Fund
                                              ASAF DeAM Large-Cap Growth Fund
                                            ASAF T. Rowe Price Tax Managed Fund
                                        ASAF Alliance/Bernstein Growth + Value Fund
                                          ASAF Sanford Bernstein Core Value Fund
                                              ASAF DeAM Large-Cap Value Fund
                                       ASAF Sanford Bernstein Managed Index 500 Fund
                                           ASAF Alliance Growth and Income Fund
                                             ASAF MFS Growth with Income Fund
                                             ASAF INVESCO Capital Income Fund
                                       ASAF American Century Strategic Balanced Fund
                                            ASAF Federated High Yield Bond Fund
                                             ASAF PIMCO Total Return Bond Fund
                                                  ASAF Money Market Fund

                                              SPECIAL MEETING OF SHAREHOLDERS
                                                        To be held
                                                      April [3], 2003

         This proxy  statement  and enclosed  form of proxy are being  furnished in  connection  with the  solicitation  of proxies by the Board of Directors of American  Skandia Advisor Funds,  Inc. (the "Company") for use at a special meeting of shareholders of the various investment  portfolios of the Company to be held at One Corporate Drive,  Shelton,  Connecticut
06484 on April [3], 2003 at 10:00 a.m.  Eastern  Standard Time (the  "Meeting"),  or at any  adjournment  thereof,  for the purposes set forth in the  accompanying  Notice of Meeting  ("Notice").  The first mailing of proxies and proxy  statements to shareholders is anticipated to be on or about [February 20], 2003.

Voting Matters

         Shares of each fund (a "Fund") of the Company  held by a  shareholder  will be voted by the Company in  accordance with voting  instructions  received from such shareholder.  Proxies submitted without voting instructions will be voted FOR the proposals set forth in the Notice.

         Voting instructions will be solicited principally by mailing this Proxy Statement and its enclosures,  but proxies also may be solicited by telephone,  telegraph,  or in person by officers or agents of the Company.  You may call toll free at  ____________  in  order  to  vote  your  proxy  by  telephone.  You  may  also  vote  over  the  Internet  by  visiting
www.americanskandia.com, looking for the "Vote" link and following the instructions provided.

         The  Company  has  engaged  Georgeson  Shareholder  Communications,   Inc.  ("Georgeson"),  a  professional  proxy
solicitation  firm,  to assist in the  solicitation  of proxies,  for a fee of $37,200 plus  reasonable  expenses  incurred throughout the  solicitation  process.  American  Skandia,  Inc.  ("ASI") will pay the costs of the Meeting,  including the costs  related to the  solicitation  of  proxies.  As the  Meeting  date  approaches,  you may  receive a phone call from a representative  of  Georgeson  if the Company has not yet  received  your vote.  Georgeson  may ask you for  authority,  by telephone,  to  permit  Georgeson  to  execute  your  voting  instructions  on  your  behalf.  Georgeson  will  record  all instructions it receives from  shareholders by telephone,  and the proxies it signs in accordance with those  instructions, in accordance  with the procedures set forth below that are intended to determine  accurately  the  shareholder's  identity and voting instructions.

         When soliciting a proxy by telephone,  the Georgeson  representative will ask you on a recorded line for your full name,  address,  the last four  digits of your social  security  number or employer  identification  number,  title (if the person giving the proxy is authorized to act for an entity,  such as a  corporation),  the number of shares of the Fund (if known) owned and to confirm that you have  received the proxy  statement in the mail.  The  Georgeson  representative  will then explain the voting  process.  Georgeson  is not  permitted  to and shall not  recommend to you how to vote.  Georgeson will record your  instructions  and transmit  them to the official  tabulator  and,  within 72 hours,  send you a letter by first class mail or mailgram to confirm  your vote.  That  letter will also ask you to call  Georgeson  immediately  if the confirmation does not reflect your instructions correctly.

         The Annual Report of the Company,  including  audited  financial  statements for the fiscal year ended October 31,
2002 has been  previously  sent to  shareholders.  The Company will  furnish  additional  copies of the Annual  Report to a shareholder upon request, without charge, by writing to the Company at the above address or by calling 1-800-752-6342.

         Shareholders  of record of any Fund at the close of business on February 3, 2003 (the "Record  Date") are entitled to notice of, and to vote at, the Meeting.  Each  shareholder  is entitled to one vote for each full share,  regardless  of class.  Shareholders of each Fund are entitled to vote on each Proposal  discussed in this Proxy  Statement,  and each Fund votes  separately on each Proposal.  Therefore,  if a Proposal is approved by shareholders of certain Funds but not others, the Proposal will be implemented only with respect to those Funds for which shareholder approval has been obtained.

Management of the Funds

         American  Skandia  Investment  Services,  Inc.  ("ASISI") is the investment  manager for all the Company's  Funds.
ASISI has served as investment  manager since 1992 and currently  serves as investment  manager to a total of 72 investment company  portfolios.  ASISI is a  wholly-owned  subsidiary  of ASI.  ASI is also the owner of American  Skandia  Marketing,
Incorporated  ("ASM"),  which serves as the  distributor of the Company.  The principal  offices of ASISI,  ASI and ASM are located at One Corporate Drive,  Shelton,  Connecticut  06484. ASI is indirectly  owned by Skandia  Insurance  Company Ltd.
(publ) ("SICL"),  an insurance company  organized under the laws of the kingdom of Sweden,  located at Sveavagen 44, S-103,
Stockholm, Sweden.

         ASISI serves as  Investment  Manager to each Fund pursuant to investment  management  agreements  with the Company with respect to each Fund (the "Investment  Management  Agreements").  The Investment  Management  Agreements  provide that
ASISI will furnish each Fund with investment  advice and  administrative  services  subject to the supervision of the Board of Directors and in conformity  with the stated  policies of the  applicable  Fund. The  Investment  Management  Agreements also  provide,  among other  things,  that in carrying out its  responsibility  to supervise  and manage all aspects of the
Fund's operations including the executive,  administrative,  accounting, custody, transfer agency and shareholder servicing services that are deemed advisable by the Directors,  ASISI may engage,  subject to approval of the Board of Directors and, where required,  the  shareholders  of a Fund, a sub-advisor to provide  advisory  services in relation to the Fund.  ASISI may delegate to the sub-advisor the duty,  among other things,  to formulate and implement the Fund's  investment  program, including the duty to determine what issuers and securities will be purchased for or sold from the Fund.

         The Company has obtained an exemption from the Securities and Exchange  Commission that permits ASISI,  subject to approval  by the  Board  of  Directors  of the  Company,  to  enter  into  new  sub-advisory  agreements  with  one of more sub-advisors or to change sub-advisors,  without obtaining  shareholder  approval of the changes.  This exemption (which is similar to exemptions  granted to other  investment  companies  that are  organized in a similar  manner as the Company) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI and the Directors.

         In accordance  with this  provision for delegation of authority,  ASISI has entered into a sub-advisory  agreement with  respect to each Fund,  pursuant  to which the above  duties  have been  delegated  by ASISI to the  sub-advisor.  The sub-advisors  receive  compensation for their services from ASISI out of the investment  management fee ASISI receives from each Fund; the sub-advisors do not receive compensation directly from any Fund.

         The Administrator of each Fund is PFPC Inc., a Delaware  corporation located at 103 Bellevue Parkway,  Wilmington,
Delaware 19809.

Acquisition of ASI by Prudential Financial, Inc.

         On December 19, 2002, SICL entered into a stock purchase  agreement (the "Purchase  Agreement") to sell 90% of ASI and  all of  ASI's  businesses,  including  ASISI,  to  Prudential  Financial,  Inc.  ("Prudential"  or  "Purchaser")  (the
"Transaction").  The  remaining  10%  interest in ASI and its business  will be retained by SICL  subject to certain  SICL, rights to require  Prudential to purchase its remaining  interest and certain  Prudential rights to purchase such remaining interest from SICL on demand.  Prudential,  751 Broad Street,  Newark,  New Jersey 07102,  serves retail and  institutional customers worldwide and includes The Prudential  Insurance Company of America,  one of the largest life insurance companies in the U.S.  Prudential  companies  offer a variety of products  and  services,  including  life  insurance,  property  and
casualty  insurance,  mutual  funds,  annuities,  pension  and  retirement  related  services  and  administration,   asset
management,  securities  brokerage,  banking and trust services,  real estate brokerage franchises and relocation services.
The Prudential  companies had  approximately  $[557]  billion in total assets under  management  and  administration  as of
September  30,  2002.  Consummation  of the  Transaction  is subject  to a number of  contingencies,  including  receipt of regulatory and shareholder  approvals and  satisfaction of other closing  conditions.  The goal of ASI and Prudential is to complete  the  Transaction  during the second  quarter  of 2003 (the  "Closing").  Among the other  closing  conditions  to
Prudential's  obligations  under the Purchase  Agreement to complete the  Transaction  is the  condition  that  shareholder approvals  shall have been  received and shall be in full force and effect with respect to investment  companies  (and each series  thereof)  registered  as  investment  companies  under  the  Investment  Company  Act for  which  ASI or any of its subsidiaries  acts as  investment  advisor,  administrator  or  sub-advisor  having not less than 75% of such funds' assets under management as of the consummation date of the Transaction.

         ASISI does not expect that the Company's  operations will be materially  affected,  at least  immediately,  by the
Transaction.  ASISI does not currently  anticipate that there will be any immediate changes in the sub-advisors  engaged by the Company in connection  with the  Transaction.  ASI and Prudential are beginning the process of evaluating  capabilities across the ASI and Prudential  companies and, where appropriate,  considering  changes designed to maximize  investment and operations capabilities and achieve expense and resource efficiencies to be implemented following the Transaction.

Summary of Proposals

         Shareholders  of the Funds are being asked to consider and vote on the five  Proposals set forth in the Notice and described in more detail below.  Each Proposal, with the exception of Proposal V, relates to all Funds.
o        Under Proposal I, the  shareholders of each Fund are being asked to approve new investment  management  agreements between the Company,  on behalf of the Funds, and ASISI,  and Prudential  Investments LLC ("PI"),  as co-managers.  If approved by the  shareholders of each Fund, the applicable new investment  management  agreement would provide for the uninterrupted  management of each Fund after the Transaction,  because the current  Investment  Management  Agreements will terminate automatically upon completion of the Transaction.
o        Under  Proposal II, the  shareholders  of each Fund are being asked to elect ten (10)  Directors to the  Company's
     Board of Directors  (the "Board" or  "Directors")  to serve until their  respective  successors  have been elected and qualified (the "Nominees").
o        Under Proposal III, the shareholders of each Fund are being asked to approve a change to a fundamental  investment restriction  with  respect to the lending  activities  of the Funds that would allow a Fund to lend money  directly to another  Fund.  Currently,  a Fund is permitted to lend  portfolio  securities  to certain  borrowers  pursuant to the
     Company's  securities  lending  program.  It is  proposed  that the  current  fundamental  investment  restriction  be broadened  to allow the lending of money  between  Funds in order to  implement  the  operation  an  interfund  credit facility pursuant to which a Fund could lend money to another Fund (the "Interfund Credit  Facility").  If approved by the shareholders of a Fund, the fundamental  investment  restriction  would be amended to allow such interfund lending of money.
o        Under Proposal IV, the  shareholders of each Fund are being asked to approve a change to a fundamental  investment restriction  with  respect to the  borrowing  activities  of the Funds that  would  allow a Fund to borrow  money from another Fund for  temporary or emergency  purposes.  Currently,  a Fund is permitted to borrow money for  temporary or emergency  purposes  only from banks or other  persons as  permitted  by  applicable  law. In order to  implement  the operation of the Interfund  Credit Facility,  it is proposed that the current  fundamental  investment  restriction be broadened to explicitly  allow a Fund to borrow money from another Fund.  If approved by the  shareholders  of a Fund, the fundamental investment restriction would be amended to allow such borrowing of money from other Funds.

o    Under  Proposal V, the  shareholders  of the ASAF Goldman  Sachs  Concentrated  Growth Fund will be asked to approve a change in the Fund's fundamental  investment  restriction with respect to  diversification  such that the Fund will be changed from a  "diversified"  fund to a  "non-diversified"  fund, as defined in the  Investment  Company Act, and the shareholders  of the ASAF  Goldman  Sachs  Mid-Cap  Growth  Fund  will be  asked to  approve  a change  in the  Fund's fundamental  investment  restriction  with  respect  to  diversification  such  that the Fund will be  changed  from a
     "non-diversified"  fund to a "diversified"  fund, as defined in the Investment Company Act. These changes are proposed in order to accommodate the manner in which the Funds'  sub-advisor,  Goldman Sachs Asset Management,  wants to manage each Fund.

                                                        PROPOSAL I

                                       APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

         Shareholders  of each of the Funds are being  asked to approve a new  Investment  Management  Agreement  (the "New
Agreement")  among the Company,  on behalf of each Fund,  ASISI,  and PI.  Approval of the New Agreements is sought so that the management of each Fund can continue  uninterrupted  after the Transaction,  because the current Investment  Management
Agreements (the "Current Agreements") will terminate automatically upon completion of the Transaction.

         The goal of ASI and Prudential is to complete the Transaction  during the second quarter of 2003 but  satisfaction of necessary closing  conditions,  including among other things obtaining required  regulatory  approvals,  could defer the completion  date. As a result of the  Transaction,  ASI will become an indirectly  owned  subsidiary of  Prudential.  ASISI will remain a direct wholly owned  subsidiary of ASI.  Under the Proposal,  PI would act as a co-manager to the Company and each Fund with  ASISI.  As  co-manager  PI would  provide  supervision  and  oversight  of  ASISI's  investment  management responsibilities  with respect to the Company.  As provided in the New Agreement,  PI would be accountable to the Board for the  performance  of its duties as  co-manager.  PI expects to also provide  integration  planning and related  services to
ASISI.  In this regard,  Prudential  may decide at a later date to integrate  the separate  legal  entities of PI and ASISI into a single entity at which time the surviving  investment  advisor would be responsible for providing  services formerly provided by ASISI and PI and, in return, would receive fees formerly received by ASISI.

         The change of ownership of ASISI  resulting from the Transaction  will be deemed under the Investment  Company Act to be an assignment of the Current  Agreements.  The Current  Agreements  provide for their automatic  termination  upon an assignment.  Accordingly,  the New  Agreement  is  proposed  for  approval  by  shareholders  of each Fund.  The single New
Agreement  would  replace  the  separate  Current  Agreement  for  each  Fund,  subject  to the  approval  of  such  Fund's shareholders.  A form of the New  Agreement is attached as Exhibit A to this Proxy  Statement  and the  description  of its terms in this section is qualified in its entirety by reference to Exhibit A.

         Exhibit B attached hereto  reflects the date of each Current  Agreement,  the rate of  compensation  paid to ASISI with  respect to each Fund,  and the  aggregate  amount of ASISI's fee with  respect to each Fund for the last fiscal year.
Each  Current  Agreement  was last  approved  by the  Board on April  11,  2002 at a  meeting  called  for the  purpose  of considering the annual re-approval of the Current Agreements.

         The rate of  compensation  paid by each Fund under the New  Agreement  will be the same as the rate paid under the
Fund's Current  Agreement.  Neither ASISI nor PI anticipate  that the  Transaction  will cause any reduction in the nature, scope or quality of services  now  provided to any Fund by ASISI  pursuant to the Current  Agreement  for such Fund or have any adverse effect on ASISI's ability to fulfill its obligations to the Funds.

         Terms of the  Current  Agreements.  Each  Current  Agreement  provides  that  ASISI  will  furnish  each Fund with investment  advice and  certain  administrative  services  with  respect to the  applicable  Fund's  assets  subject to the supervision of the Board of Directors and in conformity with the stated policies of the applicable Fund.

         In the  case of each  Fund,  the  Current  Agreement  provides,  among  other  things,  that in  carrying  out its responsibility to supervise and manage all aspects of the Fund's operations,  ASISI may engage,  subject to approval of the
Board of Directors of the Company and, where  required,  the  shareholders  of the Fund, a sub-advisor to provide  advisory services to the Fund.  ASISI may delegate to the sub-advisor the duty,  among other things,  to formulate and implement the
Fund's investment  program,  including the duty to determine what issuers and securities will be purchased for or sold from the Fund. In accordance  with this provision for delegation of authority,  ASISI has entered into a sub-advisory  agreement with respect to each Fund,  pursuant to which the above duties have been  delegated by ASISI to a sub-advisor  who receives compensation  for its  services  from  ASISI out of the  investment  management  fee ASISI  receives  from each  Fund;  the sub-advisors do not receive compensation directly from any Fund.

         Each Current Agreement  provides that neither ASISI nor its personnel shall be liable for any error of judgment or mistake of law or for any act of omission in the  administration  or management of the applicable Fund,  except for willful misfeasance,  bad faith or gross  negligence in the  performance of its or their duties or by reason of reckless  disregard of its or their obligations and duties under the Current Agreement.

         Each Current  Agreement will continue in effect from year to year,  provided it is approved at least annually by a vote of the majority of the Directors who are not parties thereto or interested  persons of any such party,  cast in person at a meeting  specifically  called  for the  purpose  of voting on such  approval,  or by the vote of the  majority  of the outstanding  voting  securities  of each Fund.  Each Current  Agreement may be  terminated  without  penalty on sixty days'
written  notice by vote of a majority of the Board of Directors or by ASISI,  or by holders of a majority of the applicable
Fund's outstanding  shares,  and will  automatically  terminate in the event of its "assignment" as that term is defined in the Investment Company Act.

         New  Agreement.  At a meeting of the Board held in person on January 24, 2003,  the New Agreement was  unanimously approved by the Board,  including all of the Directors who are not  interested  parties to the New Agreements or interested persons of such  parties  ("Independent  Directors").  The New  Agreement,  as  approved  by the Board,  is  submitted  for approval by the  shareholders  of each Fund. The New Agreement  must be voted upon  separately by the  shareholders  of the
Fund to which it pertains.

         If the New Agreement is approved by the  shareholders  of a Fund, it will take effect as to such Fund  immediately and replace such Fund's Current  Agreement after the closing of the Transaction.  Subject to earlier  termination,  the New
Agreements  will remain in effect  through March 31, 2005,  and will continue from year to year  thereafter,  provided that such  continuance  is approved  annually  with  respect to each Fund (i) by the Board or by the vote of the majority of the outstanding  voting  securities  of the  particular  Fund,  and,  in either  case,  (ii) by a majority  of the  Independent
Directors.

         A form of the New  Agreement  is  attached  as  Exhibit A to this Proxy  Statement.  In brief,  the New  Agreement specifically provides that:

         o ASISI and PI jointly  will  administer  each Fund's  business  affairs and  supervise  each Fund's  investments.
         Subject to Board approval,  ASISI and PI may select and employ one or more  sub-advisors for a Fund, who will have primary responsibility for determining what investments the Fund will purchase, retain and sell;

         o Subject to Board  approval,  ASISI and PI may  reallocate a Fund's assets among  sub-advisors  including (to the extent legally permissible) affiliated sub-advisors, consistent with the Fund's investment objectives;

         o ASISI and PI (or a sub-advisor,  acting under ASISI and PI's  supervision)  will select brokers to effect trades for a Fund (which broker may be an affiliate); and

         o Each Fund will pay advisory fees under its New Agreement at the same  advisory fee rate  currently  paid by such
         Fund under the Current Agreement.

         Among other things, the New Agreement clarifies that ASISI and PI may appoint multiple  sub-advisors for each Fund and reallocate the Funds' assets among the multiple  sub-advisors upon Board approval only and without seeking  shareholder approval.  For example,  this means that a Fund that has allocated 100% of its assets to one  sub-advisor  would be able to change the allocation to 50% to one  sub-advisor and 50% to a second  existing or newly  appointed  sub-advisor  with Board approval,  but without getting shareholder  approval.  Alternatively,  if a Fund has allocated 50% of its assets to each of two  sub-advisors  it would be able to change  the  allocation  to 75% of its assets to either  sub-advisor  and 25% to the
other  sub-advisor  without  seeking  shareholder   approval.   Although  the  New  Agreement   specifically  provides  for
re-allocation  of assets among  sub-advisors,  the Company has historically  taken the position that multiple  sub-advisors may be engaged  for each Fund and that the Company can  re-allocate  assets in this  manner.  However,  the Board  believes that  clarifying  this  matter  in the  investment  management  agreement  at this  time is in the  best  interests  of the shareholders.

         In addition,  PI will consider,  where  appropriate,  recommending  the appointment of affiliated  sub-advisors to manage all or a segment of a Fund, subject to Board and shareholder approval.

         Pursuant  to  agreements  between  ASISI and the  sub-advisors,  as noted  above,  day-to-day  management  of each
Portfolio  is  carried  out by each  sub-advisor  engaged  by ASISI  under its direct  supervision  ("Current  Sub-Advisory
Agreements").  Similar  to  the  Current  Investment  Management  Agreements,  each  Current  Sub-Advisory  Agreement  will automatically  terminate  at the closing of the  Transaction  as a result of its  "assignment."  The  Current  Sub-Advisory
Agreement also will terminate by its terms as any assignment of the Current  Investment  Management  Agreements  will cause the  termination  of  the  Current  Sub-Advisory  Agreement.  If  the  New  Agreement  is  approved  by  shareholders,  new
sub-advisory   agreements  will  take  effect   immediately  after  the  closing  of  the  Transaction  ("New  Sub-Advisory
Agreements").  The New  Sub-Advisory  Agreements  will reflect the changes  made in the New  Agreement.  Shareholders  will receive  information  statements  within  ninety (90) days  following  the  closing of the  Transaction  regarding  the New
Sub-Advisory Agreements.

         The New  Agreement  and the  Current  Agreements  do not have  identical  provisions  relating  to PI's or ASISI's liability  to a Fund if the Fund should  suffer a loss.  Each  Current  Agreement  provides  that ASISI will be liable to a
Fund only in the event of ASISI's willful  misfeasance,  gross negligence,  bad faith, or reckless disregard of its duties.
The New Agreement also provides that ASISI or PI will be liable to a Fund for a loss  resulting  from willful  misfeasance, bad faith,  gross  negligence  or reckless  disregard  of its  respective  duties and  obligations.  In  addition,  the New
Agreement  states  that PI or ASISI may be liable  for a breach of its  fiduciary  duty to a Fund,  up to the amount of the
Fund's actual damages and not to exceed the advisory fee previously paid by the Fund over a certain period.

         Any  investment  program  undertaken  by ASISI  pursuant to each New  Agreement,  as well as any other  activities undertaken by ASISI on behalf of the applicable Fund pursuant  thereto,  shall at all times be subject to any directives of the Board.  This proposal to approve the New Agreement seeks no increase in advisory fees for any of the Funds.

         Information about ASISI. ASISI is a Connecticut  corporation  organized in 1991 and is registered as an investment adviser with the  Securities  and Exchange  Commission.  Prior to April 7, 1995,  ASISI was known as American  Skandia Life
Investment  Management,  Inc. ASISI furnishes each Fund with  investment  advice and certain  administrative  services with respect to the  applicable  Fund's assets subject to the  supervision of the Board of Directors and in conformity  with the stated policies of the applicable Fund.

         ASISI may  engage,  subject  to  approval  of the Board and,  where  required,  the  shareholders  of the Fund,  a sub-advisor  to provide  advisory  services  to the Fund.  ASISI may  delegate  to the  sub-advisor  the duty,  among other things,  to formulate  and  implement  the Fund's  investment  program,  including  the duty to determine  what issuers and securities  will be purchased  for or sold from the Fund. In accordance  with this  provision for  delegation of authority,
ASISI has  entered  into a  sub-advisory  agreement  with  respect to each Fund,  pursuant  to which the above  duties were delegated  by  ASISI to a  sub-advisor  who  receives  compensation  for its  services  from  ASISI  out of the  investment management fee ASISI receives from each Fund; the sub-advisors do not receive compensation directly from any Fund.

         ASISI is a  wholly-owned  subsidiary  of  American  Skandia,  Inc.  ASI is also the owner of ASLAC and ASM,  which serves as the  distributor  of the Company.  The  principal  offices of ASISI,  ASI,  ASLAC and ASM are located in the same building at One Corporate Drive, Shelton, Connecticut 06484.  ASI is indirectly owned by SICL.

         The table  below  lists the name and  principal  occupation  of the  officers  of ASISI who are also  officers  or directors of the Company.  The address of each person is One Corporate Drive,  Shelton,  Connecticut  06484. Wade A. Dokken
serves as both CEO of ASISI and Board Chairman of the Company.  John Birch,  Richard G. Davy, Jr., Edward P. Macdonald,  J.
David Greenwald and Scott H. Rhodes serve as officers of ASISI and the Company.

Name                                        Position and Principal Occupation with ASISI
Wade A. Dokken                              Chief Executive Officer
John Birch                                  Senior Vice President & Chief Operating Officer
Richard G. Davy, Jr.                        Vice President
Edward Macdonald                            Chief Counsel & Anti Money Laundering Officer
J. David Greenwald                          Director of Mutual Fund Operations
Scott H. Rhodes                             Mutual Fund Controller

         Interests of Officers and  Directors in the  Transaction.  Certain  officers and  Directors of the Company who are also  officers or  employees of ASISI may have  interests in the  Transaction  arising out of certain  benefit  programs in which they  participate.  Previously  granted stock  options and phantom  stock options  issued by SICL to such officers or employees of ASISI that have not yet vested will become  vested on the earlier of their  ordinary  vesting date or the date that is twelve  months  following  the closing of the  Transaction,  and shall  remain  exercisable  until the date that is eighteen months  following the closing of the  Transaction.  Additionally,  certain  officers or employees of ASISI who are also officers or Directors of the Company may participate in an employee long term  appreciation  plan, which will vest and become payable upon the closing of the  Transaction.  In connection  with the closing of the  Transaction,  an affiliate of
ASISI also may make bonus  payments to certain  officers or  employees  of ASISI who are also  officers or Directors of the
Company.

         Certain of the Company's  officers and Directors who are officers or employees of ASISI  participate  in severance plans or have entered into  agreements  with ASISI or its affiliates  that provide for enhanced  severance  benefits in the event  that they are  terminated  in  connection  with or  following  the  closing of the  Transaction.  Such  officers  or employees  of ASISI would also be  eligible  for  continuation  of certain  benefits  during the  severance  pay and salary continuation periods.

         Exhibit C attached  hereto  reflects  other funds for which ASISI serves as  investment  adviser  having a similar investment  objective to certain  Funds of the Company,  and  indicates  the assets of such other funds and ASISI's rate of compensation  for serving as  investment  adviser for such other  funds.  ASM, an affiliate  of ASISI,  receives  brokerage commissions  in connection  with the purchase and sale of shares of the Funds.  For the fiscal year ended October 31, 2002, such commissions totaled  $___________,  which was ___% of the Company's  aggregate  brokerage  commissions paid during the fiscal year ended October 31, 2002.

         Information  about PI. PI serves as manager to the  investment  companies  that  comprise  the  Prudential  mutual funds. As of September 30, 2002, PI managed and/or administered  open-end and closed-end  management  investment  companies with assets of approximately $84.4 billion.

         PI is a  wholly-owned  subsidiary of PIFM HoldCo,  Inc.,  which is a wholly-owned  subsidiary of Prudential  Asset
Management  Holding Company,  which is a wholly-owned  subsidiary of Prudential.  The address of PI, PIFM HoldCo and PAMHCO is Gateway Center Three, 100 Mulberry  Street,  Newark,  NJ 07102.  The address of Prudential is 751 Broad Street,  Newark,
NJ 07102.

         The table below lists the name and principal  occupation  of the officer in charge and the senior  officers of PI.
The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.

Name                                        Position and Principal Occupation with PI
Judy A. Rice                                Officer in Charge and President, Chief Executive Officer & Chief Operating
                                            Officer
Robert F. Gunia                             Executive Vice President & Chief Administrative Officer
William V. Healey                           Executive Vice President, Chief Legal Officer & Secretary
Kevin B. Osborn                             Executive Vice President
Stephen Pelletier                           Executive Vice President
Lynn M. Waldvogel                           Executive Vice President
Keitha L. Kinne                             Senior Vice President
Marguerite E. H. Morrison                   Senior Vice President
Grace C. Torres                             Senior Vice President

         PI manages fund  investments  and  determines  the  composition  of the assets of fund  portfolios,  including the purchase,  retention or sale of the  securities  and cash  contained in the  portfolios.  PI (or a  sub-advisor  under PI's supervision)  is responsible  for the selection of brokers and dealers  (which may be affiliates of PI or the  sub-advisor)
to effect  all  transactions,  and is  authorized  to pay higher  commissions  in order to receive  research  services.  PI performs  administrative  services for the funds it manages and furnishes each fund with statistical information concerning its investments.  In general, each fund bears its own expenses pursuant to the appropriate agreement,  although PI pays the salaries of its employees who provide services to each fund.

         Exhibit  D  attached  hereto  reflects  other  funds for which PI serves  as  investment  adviser  having  similar investment  objectives  to certain  Funds of the  Company,  and  indicates  the assets of such other funds and PI's rate of compensation for serving as investment adviser for such other funds.

         Evaluation by the Board.  The Board,  including the  Independent  Directors,  met in person on January 24, 2003 to consider  whether to approve the New Agreement and New  Sub-advisory  Agreements and to recommend the submission of the New
Agreement to  shareholders  for  approval.  The  Independent  Directors  were advised by their  independent  legal  counsel throughout  this  process and an  independent  financial  adviser was engaged by the Company,  at the expense of ASISI,  to assist in their deliberations.

         In preparing for the meetings,  the Directors were provided with a variety of information  about  Prudential,  the
Transaction,  PI and  ASISI.  The  Directors  received  from  Prudential  a  summary  of  the  material  provisions  of the
Transaction and  Prudential's  and PI's most recent  financial  statements,  including  balance sheets.  The Directors also reviewed  information  concerning:  (1)  Prudential's  organizational  structure  and senior  personnel;  (2)  Prudential's operations and, in particular,  its mutual fund advisory and distribution  activities.  The proposed forms of New Agreement and New Sub-advisory  Agreements were provided to the Directors.  Senior  representatives of ASISI and Prudential  attended the Board meeting to present additional information and to respond to questions by the Independent Directors.

         At the  meetings,  the  Directors  were informed by senior  representatives  of Prudential  and ASISI that (1) the services  to be  provided  by ASISI and PI under the New  Agreements  will be at least  equal in scope and quality to those which have been provided by ASISI to the Funds under the Current  Agreements;  (2) the  investment  advisory fee rate to be paid by each Fund to ASISI and PI under its New  Agreement  will remain the same as that payable to ASISI under its Current
Agreement;  (3) ASI and PI will each use their best efforts to avoid the  imposition  on the Company or any of the Funds of an "unfair  burden" (as defined in the Investment  Company Act) in connection with the  Transaction;  (4) ASISI and PI will maintain  any  voluntary  fee waiver or  expense  limitation  for a Fund  currently  in effect  for the  period  previously discussed with the Board,  although any such fee waiver or expense  limitation may thereafter be terminated by ASISI and PI and (5) it is not expected that the Funds' expense ratios will increase under the New Agreement.

         In the course of their deliberations,  the Directors  considered,  in addition to the information described above,
(1) the  similarity  between the material  terms and  conditions  of the New  Agreements  and the Current  Agreements;  (2)
Prudential's  general reputation and its stated intentions with respect to utilization of Prudential's  internal investment management  capabilities in the management of the Funds' investment  portfolios;  (3) the potential for possible  economies of scale to be realized by the Funds in light of existing Prudential  investment  products and services;  (4) the potential for enhanced  distribution  opportunities for the Funds' shares through access to Prudential's  captive  distribution force and; (5)  Prudential's  stated  commitment  to the  maintenance  of effective  compliance  programs for the Company and its compliance record in respect of mutual funds that it presently sponsors.

         In their deliberations,  the Directors considered actions during 2002 by Standard & Poor's Rating Services,  Inc.,
Moody's Investment  Services,  Fitch, Inc. and A.M. Best Company to reduce financial strength or credit ratings assigned to
ASLAC or SICL and information  received in the months prior to public  announcement  of the Transaction  from ASISI and its affiliates  regarding  the potential  competitive  impact of these rating  actions on ASLAC and the financial  abilities of
ASISI and its  affiliates to continue to provide  distribution  services and services to the Company and Funds  required by the Current Agreements  commensurate in scope and quality with those currently  provided.  The Directors further considered discussions  with ASISI and SICL prior to the public  announcement  of the  Transaction  as to the  Directors'  concerns in light of these developments.

         The  Directors  received and  considered  information  compiled by its  independent  financial  adviser  regarding
Prudential,  including  information  as to  Prudential's  most  recent  credit  and  financial  strength  ratings,  and the anticipated impact of the Transaction upon its financial position.

         Based on the foregoing  information and  considerations,  the Board  determined that the New Agreement and the New
Sub-advisory Agreement is in each Fund's and its shareholders' best interests.  Accordingly,  the Directors,  including the
Independent  Directors,  unanimously voted to approve the New Agreement and New Sub-advisory Agreement for each Fund and to submit the New Agreements to the shareholders of such Fund for approval.

         The  effectiveness of this Proposal I is conditioned upon  consummation of the Transaction.  In the event that the
Transaction  is not  consummated,  ASISI will continue to manage the Funds pursuant to the Current  Agreements,  which will continue in full force and effect in accordance with their  respective  terms. If the  shareholders of any Fund should fail to approve the New Agreement  pertaining to that Fund and the  Transaction  is completed,  the Board shall meet to consider appropriate  action for that Fund.  Shareholders  of each Fund must  separately  approve the New Agreement  with respect to that Fund.

         In the event that the  Transaction is not completed for any reason,  including the failure of the  shareholders of the  Funds  and of other  investment  companies  for  which  ASI or any of its  subsidiaries  acts as  investment  adviser, administrator  or  sub-advisor  to approve the New  Agreements as required by the Purchase  Agreement,  the Directors  will consider  what  actions,  if any, are  available  to the Company to provide for  continuation  of high  quality  investment management and distribution services to the Funds.

THE DIRECTORS,  INCLUDING THE INDEPENDENT  DIRECTORS,  RECOMMEND THAT THE  SHAREHOLDERS OF EACH FUND VOTE "FOR" PROPOSAL I.
ANY UNMARKED PROXIES WILL BE SO VOTED.

                                                        PROPOSAL II

                                                   ELECTION OF TEN DIRECTORS

         At the Meeting,  shareholders of each Fund will be asked to elect ten (10) Directors of the Company to hold office until their  successors  are elected and  qualified.  All of the Nominees  have  consented  to be named and have  indicated
their intent to serve if elected.  If any Nominee is  unavailable  for any reason,  the Proxy holders will consult with the
Board of Directors of the Company in determining how to vote the shares represented by them.

         The Board's Nominating Committee,  which is comprised solely of Independent Directors,  recommended,  and the full
Board approved, the nomination,  subject to completion of the Transaction,  of Robert E. La Blanc, Douglas H. McCorkindale,
Stephen P. Munn, Richard A. Redeker,  Robin B. Smith,  Stephen Stoneburn,  Nancy H. Teeters,  Clay T. Whitehead,  Robert F.
Gunia,  Judy A. Rice and David E. A. Carson.  As described more fully below,  if elected,  Robert F. Gunia and Judy A. Rice would be Interested  Directors by virtue of their employment by PI or its affiliated  companies.  The other eight Nominees, if elected,  would be  Independent  Directors.  One of the current  Directors,  Mr. Carson,  was previously  elected to the
Board by the shareholders and the other  Directors;  however,  Mr. Carson is being proposed for re-election to conform with certain  requirements  of Maryland  law.  Misses Smith and Teeters,  and Messrs.  La Blanc,  McCorkindale,  Munn,  Redeker,
Stoneburn and Whitehead  currently serve as Independent  Directors of registered  investment  companies  managed by PI. The election of these  nominees  and Ms.  Rice and Mr.  Gunia are each  contingent  upon  completion  of the  Transaction.  The current  Directors  believe that the election of the Nominees will facilitate the ability of ASISI and PI as co-managers to provide  efficient  investment  services to the Funds and result in a Board that is familiar  both with the Company and the services and resources of PI.

         The Company currently has six Directors,  five of whom are Independent Directors, and one of whom, Wade A. Dokken, is an Interested  Director.  Following the election of the Nominees and completion of the Transaction,  it is expected that five of the current Directors,  Wade A. Dokken, Thomas M. O'Brien,  John A. Pileski,  Julian A. Lerner and F. Don Schwartz,
will not stand for election.  Proposal II will not affect the status of the other  current  Independent  Trustee,  David E.
A.  Carson,  who will  continue to hold office  until he resigns,  retires or is removed  from office and his  successor is elected; however, Mr. Carson is being proposed for re-election to conform with certain requirements of Maryland law.

         Accordingly, if Proposal II is approved by shareholders, upon Closing of the Transaction the Company's Board will be comprised of eleven (11) Directors including nine (9) Independent Directors and two (2) Interested Directors.

         The table below indicates,  as to each of the Nominees for election as a Director as well as the current Directors and officers of the Company, the following  information:  his or her name, position with the Company (if applicable),  age, period of time served on the Board,  principal  occupation during the past five years, the number of portfolios in the Fund
Complex overseen, and other directorships held in public companies.

Current Independent Directors and Nominee:

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
                                                                                                                Number of
                                                                                                           Portfolios in Fund
                                           Length of Time                                                   Complex Overseen
Name, Age and Address                         Served(1)                                                            by
                              Position                      Principal Occupation During Past 5 Years       Director/Trustee *
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------

David E. A. Carson            Director     Director since   Director (January 2000 to May 2000)                    72
(68)                            and          April, 1992    Chairman (January 1999 to December 1999)
People's Bank                 Nominee                       Chairman and Chief Executive Officer
1 Financial Plaza,                                          (January 1998 to December 1998)
Second Floor                                                President, Chairman and Chief Executive
Hartford, Connecticut                                       Officer (1983 to December 1997)
06103                                                       People's Bank

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Mr. Carson has served as a Director of United Illuminating and UIL Holdings, a utility company, since May 1993.  He has also served as a Trustee of Mass Mutual Institutional Funds and Mass Mutual Series Funds, a mutual fund company, since 1996.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
Julian A. Lerner              Director     Director since   Retired since 1995                                     72
(78)                                       November, 1996   Senior Vice President and Portfolio Manager
12850 Spurling Road                                         (1986 to 1995)
Suite 208                                                   AIM Charter Fund and AIM Summit Fund
Dallas, Texas 75230

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Mr. Lerner served a Director of the Idex Funds, a mutual fund company, from March 1996 until
December 1999.  He served as a Director of Atlas Assets Inc., a mutual fund company, from November 1997 until March 1999.  He also served as a Trustee of Atlas Insurance Company Trust, a mutual fund company, from November 1997 until March 1999.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
Thomas M. O'Brien             Director     Director since   President and Chief Executive Officer                  72
(52)                                         April, 1992    May 2000 to present
Atlantic Bank of New York                                   Atlantic Bank of New York
960 Avenue of the
Americas                                                    Vice Chairman
New York, NY 10001                                          January 1997 to April 2000
                                                            North Fork Bank

                                                            President and Chief Executive Officer:
                                                            December 1984 to December 1996
                                                            North Side Savings Bank

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Mr. O'Brien served as a Director of North Fork Bank, a bank, from December 1996 until May 2000.
He has also served as a Director of Atlantic Bank of New York, a bank, since May 2000.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
John A. Pileski             Director and   Director since   Retired since June 2000                                72
(63)                          Nominee      February, 2001
43 Quaquanantuck Lane                                       Tax Partner
Quogue, NY 11959                                            (July 1974 to June 2000)
                                                            KPMG, LLP

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Mr. Pileski has served as a Director of New York Community Bank since April, 2001.  He has also served as a Director of Queens Museum of Art since January 1997 and as a Director of Surf Club of Quogue, Inc. since May 1980.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
F. Don Schwartz               Director     Director since   Management Consultant                                  72
(67)                                         April, 1992    (April 1985 to present)
6 Sugan Close Drive
New Hope, PA 18938
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  None
-------------------------------------------------------------------------------------------------------------------------------
* The  Directors  are  responsible  for  overseeing  all 31 Funds  included in the  Company,  as well as the 41  Portfolios included in American Skandia Trust, all of which are investment companies managed by the Investment Manager.

Proposed Independent Nominees:

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
                                                                                                                Number of
                                                                                                           Portfolios in Fund
                                           Length of Time                                                   Complex Overseen
Name, Age and Address+                        Served(1)                                                            by
                              Position                      Principal Occupation During Past 5 Years        Director/Trustee
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
Robert E. La Blanc (68)                                     President (since 1981) of Robert E. La Blanc
                                                            Associates, Inc. (telecommunications);
                                                            formerly General Partner at Salomon Brothers
                                                            and Vice-Chairman of Continental Telecom.
                                                            Trustee of Manhattan College.
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Director of Storage Technology Corporation (since 1979) (technology), Chartered Semiconductor
Manufacturing, Ltd. (Singapore)(since 1998), Titan Corporation (electronics, since 1995), Computer Associates International,
Inc. (since 2002) (software company); Director (since 1999) of First Financial Fund, Inc. and Director (since April 1999) of
The High Yield Plus Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
Douglas H. McCorkindale                                     Chairman (since February 2001), Chief
(63)                                                        Executive Officer (since June 2000) and
                                                            President (since September 1997) of Gannett
                                                            Co. Inc. (publishing and media); formerly
                                                            Vice Chairman (March 1984-May 2000) of
                                                            Gannett Co. Inc.

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Director of Gannett Co., Inc., Continental Airlines, Inc. (since May 2001), Lockheed Martin Corp.
(aerospace and defense); Director of The High Yield Plus Fund, Inc. (since 1996).
-------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
Stephen P. Munn (60)                                        Formerly Chief Executive Officer  (1998-2001)
                                                            and    President   of   Carlisle    Companies
                                                            Incorporated.

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Chairman of the Board (since January 1994) and Director (since 1988) of Carlisle Companies
Incorporated (manufacturer of industrial products); Director of Gannett Co., Inc. (publishing and media).
-------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
Richard A. Redeker (59)                                     Management consultant; formerly employee of
                                                            Prudential Investments (October
                                                            1996-December 1998); formerly, President,
                                                            Chief Executive Officer and Director
                                                            (October 1993-September 1996) of Prudential
                                                            Mutual Fund Management, Inc.(PMF); Executive
                                                            Vice President, Director and Member of the
                                                            Operating Committee (October 1993-September
                                                            1996) of Prudential Securities Incorporated
                                                            (Prudential Securities); Director (October
                                                            1993-September 1996) of Prudential
                                                            Securities Group, Inc.; Executive Vice
                                                            President (January 1994-September 1996) of
                                                            The Prudential Investment Corporation;
                                                            Director (January 1994-September 1996) of
                                                            Prudential Mutual Fund Distributors, Inc.
                                                            and Prudential Mutual Fund Services, Inc.

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  None
-------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
Robin B. Smith (63)                                         Chairman of the Board (since January 2003)
                                                            of Publishers Clearing House (direct
                                                            marketing), formerly Chairman and Chief
                                                            Executive Officer (August 1996-January 2003)
                                                            of Publishers Clearing House.

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Director of BellSouth Corporation (since 1992) and Kmart Corporation (retail) (since 1996).
-------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
Stephen Stoneburn (59)                                      President and Chief Executive Officer (since
                                                            June 1996) of Quadrant Media Corp. (a
                                                            publishing company); formerly President
                                                            (June 1995-June 1996) of Argus Integrated
                                                            Media, Inc.; Senior Vice President and
                                                            Managing Director  (January 1993-1995) of
                                                            Cowles Business Media and Senior Vice
                                                            President of Fairchild Publications, Inc
                                                            (1975-1989).

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  None
-------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
Nancy H. Teeters (72)                                       Economist;  Formerly Vice President and Chief
                                                            Economist of International  Business Machines
                                                            Corporation;   Director   of   Inland   Steel
                                                            Industries   (July    1984-1999);    Formerly
                                                            Governor  of the Federal  Reserve  (September
                                                            1978 - June 1984).

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  None
-------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
Clay T. Whitehead (64)                                      President  (since 1983) of National  Exchange
                                                            Inc. (new business development firm).
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Director (since 2000) of First Financial Fund, Inc. and Director (since 2000) of The High Yield
Plus Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:
-------------------------------------------------------------------------------------------------------------------------------
+ The address of each Nominee is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ
07102.

Proposed Interested Directors:

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
                                                                                                                Number of
                                                                                                           Portfolios in Fund
                                           Length of Time                                                   Complex Overseen
Name, Age and Address+                        Served(1)                                                    by Director/Trustee
                              Position                      Principal Occupation During Past 5 Years
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
  Robert F. Gunia (56)                                      Executive Vice President and Chief             Vice President and
                                                            Administrative Officer (since June 1999) of      Director (since
                                                            PI; Executive Vice President and Treasurer        May, 1992) of
                                                            (since January 1996) of PI; President (since   Nicholas-Applegate
                                                            April 1999) of Prudential Investment               Fund, Inc.
                                                            Management Services LLC (PIMS); Corporate
                                                            Vice President (since September 1997) of The
                                                            Prudential Insurance Company of America
                                                            (Prudential); formerly Senior Vice President
                                                            (March 1987-May 1999) of Prudential
                                                            Securities; formerly Chief Administrative
                                                            Officer (July 1989-September 1996), Director
                                                            (January 1989-September 1996) and Executive
                                                            Vice President, Treasurer and Chief
                                                            Financial Officer (June 1987-December 1996)
                                                            of PMF.

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Vice President and Director (since May 1989) of The Asia Pacific Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
    Judy A. Rice (55)                                       Executive Vice President (since 1999) of PI;
                                                            formerly various positions to Senior Vice
                                                            President (1992-1999) of Prudential
                                                            Securities; and various positions to
                                                            Managing Director (1975-1992) of Salomon
                                                            Smith Barney; Member of Board of Governors
                                                            of the Money Management Institute.

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  None
-------------------------------------------------------------------------------------------------------------------------------
+ The address of each Nominee is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ
07102.

Current Interested Director and Company Officers:

-------------------------- --------------- --------------- -------------------------- ----------------------------------------

                                             Length of     Number of Portfolios in
Name, Age and Address                      Time Served(1)  Fund Complex Overseen by
                              Position                     Trustee/Director*                 Other Directorships Held
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
John Birch                 Vice President  Vice                       N/A                              None
(52)                                       President
                                           since April
                                           1998
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past 5 Years: Mr. Birch has served as Senior Vice President and Chief Operating Officer of
American Skandia Investment Services, Incorporated ("ASISI") since December 1997.  He served as Executive Vice President and
Chief Operating Officer of International Fund Administration from August 1996 until October 1997.
------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
Richard G. Davy, Jr.       Treasurer       Treasurer
(54)                                       since March                N/A                              None
                                           1995
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past 5 Years: Mr. Davy has served as Vice President of ASISI since June 1997.
------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
Wade A. Dokken**           President       President                                       Director of American Skandia,
(42)                       (Chief          since June,                72                       Incorporated ("ASI")
                           Executive       2001
                           Officer) and    Director
                           Director        since March,
                                           2002
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past 5 Years: Mr. Dokken has served as President and Chief Executive Officer of ASI since May
2000.  He served as Executive Vice President and Chief Operating Officer of ASI from December 1999 until May 2000.  Prior to that, he served as Deputy Chief Executive Officer of ASI from December 1997 to December 1999.
------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
Edward P. Macdonald        Secretary       Secretary
(35)                                       since                      N/A                              None
                                           November 2000
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past 5 Years: Mr. Macdonald has served as Chief Counsel, Investment Management of ASI since July
2002.  From September 2000 until June 2002 he served as Senior Counsel, Securities of ASI.  From December 1999 until August
2000 he served as Counsel of ASI.  From April 1999 until December 1999 he served as Senior Associate Counsel of ASI.  Prior to that, he was Branch Chief, Senior Counsel and Attorney at the U.S. Securities and Exchange Commission from October 1994 to April 1999.
------------------------------------------------------------------------------------------------------------------------------

* The  Directors  are  responsible  for  overseeing  all 31 Funds  included in the  Company,  as well as the 41  Portfolios included in American Skandia Trust, all of which are series of an investment company managed by the Investment Manager.

** Indicates a Director or Nominee who is an "interested  person"  within the meaning set forth in the  Investment  Company
Act. Mr. Dokken is deemed  "interested"  by virtue of his serving as an officer and director of ASI, the  corporate  parent and owner of the Investment Manager, as well as an officer of the Investment Manager.

(1) All of the officers and Directors of the Company listed above serve in similar  capacities  for American  Skandia Trust which is also an investment company managed by the Investment Manager.

(2) Unless otherwise indicated,  each officer,  Director and Nominee listed above has held his/her principal occupation for at least  the last five  years.  In  addition  to the  principal  occupations  noted  above,  the  following  officers  and
Interested  Directors of the Company  hold various  positions  with  American  Skandia  Investment  Services,  Incorporated
("ASISI"),  the Company's  Investment  Manager,  and its affiliates,  including  American Skandia Advisory  Services,  Inc.
("ASASI"),  American Skandia Life Assurance Corporation ("ASLAC"),  American Skandia Fund Services,  Inc. ("ASFS") American
Skandia Marketing,  Incorporated  ("ASM"),  American Skandia Information Services and Technology  Corporation  ("ASIST") or
American  Skandia,  Incorporated  ("ASI"):  Mr. Birch also serves as Senior Vice President and Chief  Operating  Officer of
ASISI and as a Senior Vice  President of ASI. Mr.  Dokken also serves as Chief  Executive  Officer of ASISI,  President and
Chief  Executive  Officer of ASASI,  ASLAC,  ASFS,  ASI and ASIST and as a Director of ASI.  Mr.  Macdonald  also serves as
Chief Counsel of ASISI and ASASI.

         The Board of  Directors of the Company met six times  during the fiscal year ended  October 31,  2002.  All of the
Directors attended at least 75% of the meetings.

         The Company currently has a Nominating and Governance Committee and an Audit Committee, as described below.

         Nominating and Governance  Committee.  Among other duties,  the  Nominating  and Governance  Committee  shall make nominations for Independent  Director membership on the Board of Directors.  In addition,  the Committee attends to various governance matters including  committee structure and composition.  The members of the Nominating and Governance  Committee include  David E. A. Carson,  Julian A. Lerner  (Chairman),  Thomas M.  O'Brien,  John A. Pileski and F. Don  Schwartz.  In
2002,  the Committee met on April 10, 2002.  The Committee  currently  does not consider  nominees  recommended by security holders.

         Audit  Committee.  The Audit  Committee  shall  recommend  to the full Board the  engagement  or  discharge of the
Company's independent  accountants;  directing investigations into matters within the scope of the independent accountants'
duties,  reviewing  with the  independent  accountants  the audit plan and  results of the  audit,  approving  professional services provided by the independent  accountants prior to the performance of such services,  reviewing the independence of the  independent  accountants  and  considering  the range of audit and non-audit  fees. The members of the Audit Committee include  Thomas M. O'Brien  (Chairman),  David E. A.  Carson,  Julian A. Lerner,  John A. Pileski and F. Don  Schwartz.  In
2002, the Audit Committee met on April 10, 2002, June 25, 2002, September 10, 2002 and December 3, 2002.

         Auditors. Upon recommendation of the Audit Committee,  the Board selected the firm of  PricewaterhouseCoopers  LLP
("PwC") as  independent  auditors of the Company for the fiscal year ending  October 31, 2003.  Representatives  of PwC are not expected to be present at the Meeting.

                  Audit Fees.  The aggregate  fees billed by PwC for  professional  services  rendered for the audit of the
Company's annual financial statements for the fiscal year ended October 31, 2002 were $254,925.

                  Financial  Information  Systems Design and Implementation  Fees. During the fiscal year ended October 31,
2002,  PwC billed no fees for  professional  services  relating to financial  information  systems  design  rendered to the
Company,  ASISI, or any entity controlling,  controlled by or under common control with ASISI that provided services to the
Company.

                  All Other Fees.  During the fiscal year ended  October 31,  2002,  the  aggregate  fees billed by PwC for other  professional  services  rendered to the Company,  ASISI and any entity  controlling,  controlled  by or under common control with ASISI that provided services to the Company were $76,950.

         The Audit Committee has considered whether the services described above are compatible with PwC's independence.

         The dollar range of equity securities  beneficially  owned by the Directors of the Company and Nominees are listed below as of October 31, 2002:

Independent Directors:

----------------------- -------------------------------------------------------------------------- ---------------------------
                                                                                                   Aggregate Dollar Range of
                                                                                                    Equity Securities in All
                                                                                                     Funds Overseen by the
                                                                                                   Directors in the American
Name of Director and                                                                                    Skandia Complex
Nominee                                          Dollar Range of Equity
                                                 Securities in each Fund
----------------------- -------------------------------------------------------------------------- ---------------------------
David E. A. Carson      ASAF American Century International Growth: ($1 - $10,000); ASAF PBHG          $10,001 - $50,000
                        Small-Cap Growth Fund: ($1 - $10,000); ASAF Marsico Capital Growth Fund:
                        ($1-$10,000); ASAF Goldman Sachs Concentrated Growth Fund: ($1 -
                        $10,000); ASAF William Blair International Growth Fund: ($1 - $10,000)

----------------------- -------------------------------------------------------------------------- ---------------------------
----------------------- -------------------------------------------------------------------------- ---------------------------
Julian A. Lerner        ASAF DeAM International Equity Fund: ($1 - $10,000); ASAF William Blair          Over $100,000
                        International Growth Fund: ($1 - $10,000); ASAF PBHG Small-Cap Growth
                        Fund: ($1 - $10,000); ASAF DeAM Small-Cap Growth Fund: ($1 - $10,000);
                        ASAF Gabelli Small-Cap Value Fund: ($1 - $10,000); ASAF Goldman Sachs
                        Mid-Cap Growth Fund: ($1 - $10,000); ASAF Neuberger Berman Mid-Cap
                        Growth Fund: ($1 - $10,000); ASAF Neuberger Berman Mid-Cap Value Fund:
                        ($1 - $10,000); ASAF Alger All-Cap Growth Fund: ($1 - $10,000); ASAF
                        Gabelli All-Cap Value Fund: ($1 - $10,000); ASAF INVESCO Health Sciences
                        Fund: ($1 - $10,000); ASAF Alliance Growth Fund: ($1 - $10,000); ASAF
                        Marsico Capital Growth Fund: ($1 - $10,000); ASAF Goldman Sachs
                        Concentrated Growth Fund: ($1 - $10,000); ASAF T. Rowe Price Tax Managed
                        Fund: ($1 - $10,000); ASAF Alliance/Bernstein Growth + Value Fund: ($1 -
                        $10,000); ASAF Sanford Bernstein Core Value Fund: ($1 - $10,000); ASAF
                        Sanford Bernstein Managed Index 500 Fund: ($1 - $10,000); ASAF Alliance
                        Growth & Income Fund: ($1 - $10,000); ASAF MFS Growth with Income Fund:
                        ($1 - $10,000); ASAF INVESCO Capital Income Fund: ($1 - $10,000); ASAF
                        American Century Strategic Balanced Fund: ($1 - $10,000); ASAF Federated
                        High Yield Bond Fund: ($1 - $10,000); ASAF PIMCO Total Return Bond Fund:
                        ($1 - $10,000); ASAF Money Market Fund: ($1 - $10,000)

----------------------- -------------------------------------------------------------------------- ---------------------------
----------------------- -------------------------------------------------------------------------- ---------------------------
  Thomas M. O'Brien                                                                                            $

----------------------- -------------------------------------------------------------------------- ---------------------------
----------------------- -------------------------------------------------------------------------- ---------------------------
John A. Pileski         ASAF Marsico Capital Growth Fund: ($10,001 - $50,000); ASAF PIMCO Total        $10,001 - $50,000
                        Return Bond Fund ($10,001 - $50,000)

----------------------- -------------------------------------------------------------------------- ---------------------------
----------------------- -------------------------------------------------------------------------- ---------------------------
F. Don Schwartz         ASAF Marsico Capital Growth Fund (over $100,000);                                Over $100,000
                        ASAF Goldman Sachs Concentrated Growth Fund ($1 - $10,000)

----------------------- -------------------------------------------------------------------------- ---------------------------

Interested Director:

----------------------- -------------------------------------------------------------------------- ---------------------------
                                                                                                   Aggregate Dollar Range of
                                                                                                    Equity Securities in All
                                                                                                     Funds Overseen by the
                                                                                                   Directors in the American
                                                                                                        Skandia Complex
                                                 Dollar Range of Equity
 Name of Director and                            Securities in each Fund
       Nominee

----------------------- -------------------------------------------------------------------------- ---------------------------
----------------------- -------------------------------------------------------------------------- ---------------------------
Wade A. Dokken          ASAF DeAM International Equity Fund: ($1 - $10,000); ASAF American                $1 - $10,000
                        Century International Growth Fund: ($1 - $10,000); ASAF PBHG Small-Cap
                        Growth Fund: ($1 - $10,000); ASAF Gabelli Small-Cap Value Fund: ($1 -
                        $10,000); ASAF Goldman Sachs Concentrated Growth Fund: ($1 - $10,000);
                        ASAF Janus INVESCO Capital Income Fund: ($1 - $10,000); ASAF American
                        Century Strategic Balanced Fund: ($1 - $10,000); ASAF Federated High
                        Yield Bond Fund($1 - $10,000); ASAF PIMCO Total Return Bond Fund: ($1 -
                        $10,000): and ASAF Money Market Fund: ($1 - $10,000).
----------------------- -------------------------------------------------------------------------- ---------------------------

         The Directors,  Nominees and officers of the Company who are  affiliates of the Investment  Manager do not receive compensation  directly from the Company for serving in such  capacities.  However,  those officers,  Directors and Nominees who are  affiliated  with the  Investment  Manager may receive  remuneration  indirectly,  as the  Investment  Manager will receive fees from the Company for the services it provides.  Each of the other  Directors and Nominees  receives annual and per meeting fees paid by the Company plus  expenses  for each  meeting of the Board and of  shareholders  which he attends.
Compensation  received  during the fiscal year ended  October  31,  2002 by the  Directors  who are not  affiliates  of the
Investment Manager was as follows:

                                                                                      Total Compensation from Registrant and
Name of Director                            ---------------------------------------                Fund Complex
                                                  Aggregate Compensation from                  Paid to Director (1)
                                                          Registrant
-------------------------------------------                                          -----------------------------------------

David E. A. Carson                                          $40,550                                  $134,225
Julian A. Lerner                                            $39,850                                  $132,225
Thomas M. O'Brien                                         $42,600(2)                               $133,575(2)
John A Pileski                                              $40,550                                  $133,425
F. Don Schwartz                                           $40,550(3)                               $132,925(3)

(1)      As of the date of this Statement, the "Fund Complex" consisted of the Company and American Skandia Trust ("AST")
(2)  Mr. O'Brien  deferred payment of this  compensation.  The total value of Mr. O'Brien's  deferred  compensation,  as of
     October 31, 2002, was $136,911 from the Registrant and $338,558 from the Registrant and Fund Complex.
(3)  Mr.  Schwartz  deferred a portion of the  payment of this  compensation.  The total value of Mr.  Schwartz's  deferred compensation, as of October 31, 2002, was $6,184 from the Registrant and $23,948 from the Registrant and Fund Complex.

The Company does not offer pension or retirement benefits to its Directors or Nominees.

         Under  Proposal II, the  shareholders  of each Fund will be asked to elect ten Nominees as detailed above to serve as Directors of the Company to hold office until their successors are elected.

THE DIRECTORS,  INCLUDING THE INDEPENDENT  DIRECTORS,  RECOMMEND THAT THE SHAREHOLDERS  VOTE "FOR" PROPOSAL II TO ELECT ALL
NOMINEES.  ANY UNMARKED PROXIES WILL BE SO VOTED.

                                                       PROPOSAL III

           APPROVAL OF CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO LENDING ACTIVITIES OF FUNDS

         At any given time,  while one or more of the Funds may wish to borrow  money,  other  Funds may have excess  cash, which they generally invest in short-term  (usually overnight)  repurchase  agreements with banks or in money market funds.
The  borrowing  Funds in general  pay a higher  rate of  interest  on their  bank loans than the other  Funds earn on their short-term  investments.  In effect,  the  difference  between the rate banks pay in interest on repurchase  agreements and what the banks charge in interest to the borrowing Funds  represents the banks'  compensation  for the arranging the loans.
Accordingly,  the Board of  Directors  believes  that a Fund  needing  cash may be able to obtain  lower rates  through the
Interfund  Credit  Facility and a Fund with excess cash may be able to obtain a rate of return higher than those offered on alternative short-term investments.

         If the proposed amended fundamental  investment restriction is approved with respect to a Fund, that Fund would be eligible to participate  as a lender in the Interfund  Credit  Facility.  All loans would be made pursuant to a master loan agreement,  and a lending Fund could lend  available  cash to another Fund only when the  "interfund  loan rate" was higher than the rate the  lending  Fund could earn on a  repurchase  agreement.  Each  borrowing  Fund could  borrow  through  the
Interfund  Credit  Facility only when the interfund  loan rate was lower than the available  bank loan rate. In determining to recommend the proposed  amended  fundamental  investment  restriction  to  shareholders,  the Directors  considered  the possible risks to a Fund from  participating in the Interfund  Credit  Facility.  In order to permit the Funds to engage in interfund  borrowing  and lending  transactions,  regulatory  approval from the  Securities  and Exchange  Commission  (the
"Commission")  is required  because the  transactions  may be  considered  to be between  affiliated  persons and therefore prohibited  by the  Investment  Company Act. The Company has  submitted to the  Commission  an exemptive  application  that would allow the Company to implement the Interfund  Credit  Facility  allowing Funds to loan money to other Funds,  subject to certain  conditions.  If shareholders of a Fund approve the Fund's  participation as a lender in the program,  all loans would be made in  accordance  with the  conditions  contained in the expected  exemptive  order or in any amendment to such order.

         Each of the Funds is subject to the following fundamental  investment restriction (the "Lending Restriction") that may not be changed without shareholder approval:

         No Fund may make loans,  except  that a Fund may (i) lend  portfolio  securities  in  accordance  with the
         Fund's  investment  policies  in  amounts  up to 33 1/3% of the total  assets of the Fund  taken at market value,  (ii) purchase money market  securities  and enter into  repurchase  agreements,  and (iii) acquire publicly distributed or privately placed debt securities and purchase debt.

         The Lending  Restriction  reflects the Company's current securities lending program whereby Funds are permitted to lend portfolio  securities to certain borrowers and earn income on those loans (the "Securities  Lending  Program").  Under the  Securities  Lending  Program,  a Fund is limited by  provisions  of the  Investment  Company Act to lending  portfolio securities in amounts up to 33 1/3% of the assets of the Fund.  The Lending  Restriction  also reflects the Funds'  ability to invest in money market  securities,  enter into  repurchase  agreements and acquire debt  securities,  and the fact that these instruments may be considered loans for purposes of the Investment Company Act.

         Should the Commission issue an order allowing the Company to implement the Interfund Credit Facility,  the Lending
Restriction  would need to be amended to permit the Funds to loan money to other Funds  through  operation of the Interfund
Credit Facility.

         Accordingly,  in connection with the  establishment  of an Interfund  Credit  Facility and expected  receipt of an exemptive  order from the  Commission  with  respect  thereof,  the  Investment  Manager has  recommended  that the Lending
Restriction be amended as follows (changes from the Lending Restriction underlined) (the "Proposed Lending Restriction"):

         No Fund may make loans,  except  that a Fund may (i) lend  portfolio  securities  in  accordance  with the
         Fund's  investment  policies  in  amounts  up to 33 1/3% of the total  assets of the Fund  taken at market value,  (ii) make loans of money to other investment  companies to the extent permitted by the Investment
         Company  Act of 1940 or any  exemption  therefrom  that may be  granted by the SEC or any SEC  releases, no-action letters or similar relief or interpretive  guidance,  (iii) purchase money market securities and enter into  repurchase  agreements,  and (iv)  acquire  publicly  distributed  or  privately  placed  debt securities and purchase debt.

         The  shareholders of each Fund will vote separately on Proposal III.  Approval of Proposal III by the shareholders of any Fund is not  contingent  upon  approval of Proposal III by the  shareholders  of any other Fund.  If Proposal III is approved by a Fund,  the current  Lending  Restriction  applicable  to each Fund will be replaced by the  Proposed  Lending
Restriction.

THE  DIRECTORS,  INCLUDING THE  INDEPENDENT  DIRECTORS,  RECOMMEND THAT THE  SHAREHOLDERS  OF EACH FUND VOTE "FOR" PROPOSAL
III.  ANY UNMARKED PROXIES WILL BE SO VOTED.

                                                        PROPOSAL IV

          APPROVAL OF CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO BORROWING ACTIVITIES OF FUNDS

         The Investment Company Act requires  investment  companies to impose certain  limitations on borrowing  activities and a Fund's  borrowing  limitations  must be fundamental.  The limitations on borrowing are generally  designed to protect shareholders  and their  investment by  restricting a Fund's  ability to subject its assets to the claims of creditors who, under  certain  circumstances,  might have a claim to the Fund's  assets  that  would  take  precedence  over the claims of shareholders.

         Each of the Funds is subject to the following  fundamental  investment  restriction (the "Borrowing  Restriction")
that may not be changed without shareholder approval:

         No Fund may  borrow  money,  except  that a Fund may (i) borrow  money for  non-leveraging,  temporary  or emergency  purposes,  and (ii)  engage in reverse  repurchase  agreements  and make other  investments  or engage in other  transactions,  which may  involve a  borrowing,  in a manner  consistent  with the Fund's investment  objective and  policies;  provided  that the  combination  of (i) and (ii) shall not exceed 33
         1/3% of the value of the Fund's  assets  (including  the amount  borrowed)  less  liabilities  (other than borrowings) or such other  percentage  permitted by law. Subject to the above  limitations,  the Funds may borrow from banks or other persons to the extent permitted by applicable law.

         The Borrowing  Restriction reflects limitations on funds found in Section 18(f) of the Investment Company Act that prohibit  funds from issuing any senior  security  except that a fund may borrow money from a bank  provided  that the fund maintains  asset coverage of at least 300 percent of all  borrowings.  The Borrowing  Restriction  also reflects the Funds'
ability  to  engage in  reverse  repurchase  agreements  and  other  transactions  or  investments  that may be  considered borrowings for purposes of the Investment Company Act.

         In connection  with the Interfund  Credit  Facility  described  under Proposal III, a Fund  borrowing  through the
Interfund Credit Facility would borrow money directly from another Fund. Under the current  Borrowing  Restriction,  a Fund is permitted to borrow money only from banks or other  persons as permitted by  applicable  law. In order to implement  the operation of the Interfund  Credit Facility,  it is proposed that the Borrowing  Restriction be changed to explicitly allow a Fund to borrow money  directly from other Funds.  In this regard,  the Company has sought,  in its exemptive  application submitted to the Commission, an exemption from Section 18(f) to allow Funds to borrow money from other Funds.

         Accordingly,  in connection  with the  establishment  of an Interfund  Credit  Facility and receipt of an expected exemptive  order from the Commission  with respect  thereof,  the  Investment  Manager has  recommended  that the Borrowing
Restriction  be  amended  as  follows  (changes  from  the  Borrowing  Restriction  underlined)  (the  "Proposed  Borrowing
Restriction"):

         No Fund may  borrow  money,  except  that a Fund may (i) borrow  money for  non-leveraging,  temporary  or emergency  purposes,  and (ii)  engage in reverse  repurchase  agreements  and make other  investments  or engage in other  transactions,  which may  involve a  borrowing,  in a manner  consistent  with the Fund's investment  objective and  policies;  provided  that the  combination  of (i) and (ii) shall not exceed 33
         1/3% of the value of the Fund's  assets  (including  the amount  borrowed)  less  liabilities  (other than borrowings) or such other  percentage  permitted by law. Subject to the above  limitations,  the Funds may borrow from persons to the extent  permitted by applicable law,  including the Investment  Company Act of
         1940,  or to the extent  permitted  by any  exemption  from the  Investment  Company Act of 1940 that may granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

         The  shareholders of each Fund will vote  separately on Proposal IV.  Approval of Proposal IV by the  shareholders of any Fund is not  contingent  upon  approval  of  Proposal IV by the  shareholders  of any other Fund.  If Proposal IV is approved by a Fund, the current Borrowing  Restriction  applicable to each Fund will be replaced by the Proposed  Borrowing
Restriction.

THE DIRECTORS,  INCLUDING THE INDEPENDENT  DIRECTORS,  RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE "FOR" PROPOSAL IV.
ANY UNMARKED PROXIES WILL BE SO VOTED.

                                                        PROPOSAL V

                                            APPROVAL OF CHANGES TO FUNDAMENTAL
                                                  INVESTMENT RESTRICTIONS
                                              WITH RESPECT TO DIVERSIFICATION

         The  Investment   Company  Act  requires  all  mutual  funds  to  specify  whether  they  are   "diversified"   or
"non-diversified".  The ASAF  Goldman  Sachs  Concentrated  Growth  Fund has  historically  elected to be  classified  as a
"diversified"  fund under the  Investment  Company  Act.  As a  diversified  fund,  at least 75% of the value of the Fund's assets must be represented by cash and cash items, U.S. Government  securities,  securities of other investment  companies, and other  securities  limited  with  respect to any one issuer to an amount not greater than 5% of the value of the Fund's total  assets  and  not  more  than  10%  of the  outstanding  voting  securities  of  such  issuer  (the  "Diversification
Requirement").  In effect,  a  diversified  fund is limited,  with respect to 75% of its total  assets,  to investment in a single  issuer of 5% of the Fund's  assets and 10% of the  issuer's  outstanding  voting  stock.  A fund may not change its classification  as a diversified  fund without  shareholder  approval.  In addition,  the ASAF Goldman  Sachs  Concentrated
Growth Fund has adopted its  diversified  policy as a  fundamental  investment  restriction  of the Fund.  As a fundamental investment restriction, the Fund's policy may not be changed without shareholder approval.

         Goldman Sachs Asset  Management  ("Goldman")  replaced  Janus Capital  Management  LLC as  sub-advisor to the ASAF
Goldman  Sachs  Concentrated  Growth Fund on November  11, 2002.  Goldman's  investment  strategy  with respect to the ASAF
Goldman Sachs  Concentrated  Growth Fund will be to focus fund  investments on a smaller  number of stocks  compared to the previous  investment  strategy.  Thus,  Goldman wants the flexibility to invest in a single issuer to a greater extent than permitted  under the  Diversification  Requirement.  Accordingly,  shareholders  of the Fund are being  asked to change the
Fund's classification from a diversified fund to a non-diversified fund, and the Fund's fundamental  investment restriction to reflect the same, in order to accommodate Goldman's investment strategy for the Fund.

         The ASAF Goldman Sachs Mid-Cap Growth Fund has historically  elected to be classified as a "non-diversified"  fund under the  Investment  Company Act. Under the Investment  Company Act, a  non-diversified  fund is defined as any fund that is  not  a  diversified  fund.  The  Internal  Revenue  Code  of  1986,  as  amended  ("IRC"),  though,  specifies  certain diversification  requirements for a mutual fund in order to be treated as a regulated  investment  company for tax purposes regardless of whether a fund is  diversified or  non-diversified  under the  Investment  Company Act. In effect,  these IRC requirements  limit a fund,  with respect to 50% of its total assets,  to investment in a single issuer of 5% of the fund's assets and 10% of the issuer's  outstanding  voting  stock.  The ASAF  Goldman  Sachs  Mid-Cap  Growth Fund has adopted its classification  as  non-diversified  as a fundamental  investment  restriction  of the Fund.  As a  fundamental  investment restriction, the Fund's classification as non-diversified may not be changed without shareholder approval.

         Goldman's  investment  strategy with respect to the ASAF Goldman  Sachs Mid-Cap  Growth Fund will be to manage the
Fund as a diversified fund rather than a  non-diversified  fund.  Accordingly,  shareholders of the Fund are being asked to change  the  Fund's  fundamental  investment  restriction  to  reflect  a  change  in  the  Fund's  classification  from  a non-diversified fund to a diversified fund in order to accommodate Goldman's investment strategy for the Fund.

         If Proposal V is approved by the ASAF Goldman  Sachs  Concentrated  Growth Fund and the ASAF Goldman Sachs Mid-Cap
Growth Fund, the current fundamental  investment  restriction with respect to fund diversification  applicable to each Fund will be amended as discussed above.  The fundamental  investment  restrictions  which currently are applicable to the Funds and which would be affected by approval of Proposal  V,  including  the  proposed  changes  (underlined)  are as follows in italics.

o        ASAF Goldman Sachs Concentrated Growth Fund:

         As to 50% of the value of its total  assets,  the Fund will not  purchase a security of any issuer  (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment  companies) if as a result,  (a) more than 5% of the Fund's total assets would be  invested  in the  securities  of that  issuer,  or (b) the Fund  would hold more than 10% of the outstanding voting securities of that issuer.

o        ASAF Goldman Sachs Mid-Cap Growth Fund:

         As to 75% of the value of its total  assets,  the Fund will not  purchase a security of any issuer  (other than securities issued or guaranteed by the U.S.  Government or any of its agencies or  instrumentalities, or securities of other investment  companies) if as a result,  (a) more than 5% of the Fund's total assets would be  invested  in the  securities  of that  issuer,  or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

         The  shareholders  of the ASAF Goldman Sachs  Concentrated  Growth Fund and the ASAF Goldman Sachs Mid-Cap  Growth
Fund will vote  separately on Proposal V. Approval of Proposal V by the  shareholders  of each Fund is not contingent  upon approval  of  Proposal  V by the  shareholders  of the other  Fund.  If  Proposal  V is  approved  by a Fund,  the  current fundamental  investment  restriction with respect to  diversification  applicable to that Fund will be amended as indicated
above.

THE  DIRECTORS,  INCLUDING  THE  INDEPENDENT  DIRECTORS,  RECOMMEND  THAT  THE  SHAREHOLDERS  OF  THE  ASAF  GOLDMAN  SACHS
CONCENTRATED  GROWTH FUND AND THE ASAF GOLDMAN SACHS MID-CAP GROWTH FUND VOTE "FOR"  PROPOSAL V. ANY UNMARKED  PROXIES THAT
ARE RETURNED ON A TIMELY BASIS WILL BE SO VOTED.

Shareholder Information

         The following table sets forth, as of the Record Date, each  shareholder  that  beneficially  owns more than 5% of any class of the Company's shares.

----------------------------------------- ------------------------------------ ------------------------------------ ------------
          Fund and Share Class                  Beneficial Owner Name*                       Address                  Percent
                                                                                                                     Ownership
----------------------------------------- ------------------------------------ ------------------------------------ ------------

*As  defined by the  Commission,  a security is  beneficially  owned by a person if that  person has or shares  voting  power or investment power with respect to the security.

         As of  _______,  2002,  the  Directors  and  officers of the Company as a group owned less than 1% of each class of the
Company's shares [[CONFIRM]].

         As of the Record Date, the number of shares of each Fund  outstanding  and entitled to be voted at the meeting was as follows:

           ------------------------------------------------------------------------------------- ------------------
                                                  Fund:                                               Shares:
           ------------------------------------------------------------------------------------- ------------------
           ------------------------------------------------------------------------------------- ------------------
           ASAF Strong International Equity Fund
           ------------------------------------------------------------------------------------- ------------------
           ------------------------------------------------------------------------------------- ------------------
           ASAF William Blair International Growth Fund
           ------------------------------------------------------------------------------------- ------------------
           ------------------------------------------------------------------------------------- ------------------
           ASAF American Century International Growth Fund
           ------------------------------------------------------------------------------------- ------------------
           ------------------------------------------------------------------------------------- ------------------
           ASAF DeAM International Equity Fund
           ------------------------------------------------------------------------------------- ------------------
           ------------------------------------------------------------------------------------- ------------------
           ASAF PBHG Small-Cap Growth Fund
           ------------------------------------------------------------------------------------- ------------------
           ------------------------------------------------------------------------------------- ------------------
           ASAF DeAM Small-Cap Growth Fund
           ------------------------------------------------------------------------------------- ------------------
           ------------------------------------------------------------------------------------- ------------------
           ASAF Gabelli Small-Cap Value Fund
           ------------------------------------------------------------------------------------- ------------------
           ------------------------------------------------------------------------------------- ------------------
           ASAF Goldman Sachs Mid-Cap Growth Fund
           ------------------------------------------------------------------------------------- ------------------
           ------------------------------------------------------------------------------------- ------------------
           ASAF Neuberger Berman Mid-Cap Growth Fund
           ------------------------------------------------------------------------------------- ------------------
           ------------------------------------------------------------------------------------- ------------------
           ASAF Neuberger Berman Mid-Cap Value Fund
           ------------------------------------------------------------------------------------- ------------------
           ------------------------------------------------------------------------------------- ------------------
           ASAF Alger All-Cap Growth Fund
           ------------------------------------------------------------------------------------- ------------------
           ------------------------------------------------------------------------------------- ------------------
           ASAF Gabelli All-Cap Value Fund
           ------------------------------------------------------------------------------------- ------------------
           ------------------------------------------------------------------------------------- ------------------
           ASAF INVESCO Technology Fund
           ------------------------------------------------------------------------------------- ------------------
           ------------------------------------------------------------------------------------- ------------------
           ASAF INVESCO Health Sciences Fund
           ------------------------------------------------------------------------------------- ------------------
           ------------------------------------------------------------------------------------- ------------------
           ASAF ProFund Managed OTC Fund
           ------------------------------------------------------------------------------------- ------------------
           ------------------------------------------------------------------------------------- ------------------
           ASAF Alliance Growth Fund
           ------------------------------------------------------------------------------------- ------------------
           ------------------------------------------------------------------------------------- ------------------
           ASAF Marsico Capital Growth Fund
           ------------------------------------------------------------------------------------- ------------------
           ------------------------------------------------------------------------------------- ------------------
           ASAF Goldman Sachs Concentrated Growth Fund
           ------------------------------------------------------------------------------------- ------------------
           ------------------------------------------------------------------------------------- ------------------
           ASAF DeAM Large-Cap Growth Fund
           ------------------------------------------------------------------------------------- ------------------
           ------------------------------------------------------------------------------------- ------------------
           ASAF T. Rowe Price Tax Managed Fund
           ------------------------------------------------------------------------------------- ------------------
           ------------------------------------------------------------------------------------- ------------------
           ASAF Alliance/Bernstein Growth + Value Fund
           ------------------------------------------------------------------------------------- ------------------
           ------------------------------------------------------------------------------------- ------------------
           ASAF Sanford Bernstein Core Value Fund
           ------------------------------------------------------------------------------------- ------------------
           ------------------------------------------------------------------------------------- ------------------
           ASAF DeAM Large-Cap Value Fund
           ------------------------------------------------------------------------------------- ------------------
           ------------------------------------------------------------------------------------- ------------------
           ASAF Sanford Bernstein Managed Index 500 Fund
           ------------------------------------------------------------------------------------- ------------------
           ------------------------------------------------------------------------------------- ------------------
           ASAF Alliance Growth and Income Fund
           ------------------------------------------------------------------------------------- ------------------
           ------------------------------------------------------------------------------------- ------------------
           ASAF MFS Growth with Income Fund
           ------------------------------------------------------------------------------------- ------------------
           ------------------------------------------------------------------------------------- ------------------
           ASAF INVESCO Capital Income Fund
           ------------------------------------------------------------------------------------- ------------------
           ------------------------------------------------------------------------------------- ------------------
           ASAF American Century Strategic Balanced Fund
           ------------------------------------------------------------------------------------- ------------------
           ------------------------------------------------------------------------------------- ------------------
           ASAF Federated High Yield Bond Fund
           ------------------------------------------------------------------------------------- ------------------
           ------------------------------------------------------------------------------------- ------------------
           ASAF PIMCO Total Return Bond Fund
           ------------------------------------------------------------------------------------- ------------------
           ------------------------------------------------------------------------------------- ------------------
           ASAF Money Market Fund
           ------------------------------------------------------------------------------------- ------------------

Other Matters and Shareholder Proposals

         The Board of Directors  intends to bring  before the Meeting the matters set forth in the  foregoing  Notice.  The
Directors do not expect any other business to be brought before the Meeting.  If,  however,  any other matters are properly presented to the Meeting for action,  it is intended that the persons  named in the enclosed  proxy will vote in accordance with their  judgment.  A  shareholder  executing  and  returning a proxy may revoke it at any time prior to its exercise by written  notice of such  revocation to the Secretary of the Company,  by execution of a subsequent  proxy,  or by voting in person at the Meeting.

         The  presence  in person or by proxy of the  holders  of a  majority  of the  outstanding  shares is  required  to constitute a quorum at the Meeting.  Shares  beneficially  held by  shareholders  present in person or represented by proxy at the Meeting will be counted for the purpose of  calculating  the votes cast on the issues  before the Meeting.  Approval of  Proposals  I,  III,  IV and V with  respect  to a Fund  requires  the vote of a  "majority  of the  outstanding  voting securities"  of the Fund, as defined in the  Investment  Company Act,  which means the vote of 67% or more of the shares of the Fund  present at the  Meeting,  if the  holders of more than 50% of the  outstanding  shares of the Fund are present or represented  by  proxy,  or the vote of more  than 50% of the  outstanding  shares of the  Fund,  whichever  is less.  With respect to Proposal II, a plurality of votes cast at the Meeting, in person or by proxy, will elect a Director.

         Shares held by shareholders  present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for  calculating  the votes cast on the issues before the Meeting.  An abstention by a  shareholder,  either by proxy or by vote in person at a Meeting,  has the same effect as a negative  vote.
Shares held by a broker or other  fiduciary as record owner for the account of the beneficial  owner are counted toward the required  quorum  and in  calculating  the votes  cast at the  Meeting  if the  beneficial  owner has  executed  and timely delivered the necessary  instructions for the broker to vote the shares,  or if the broker has and exercises  discretionary voting power.  Broker  non-votes,  where  instructions have not been received from the beneficial owners or the broker does not have  discretionary  voting power,  will have the effect of being counted as a vote  "against" a proposal.  The Company will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

         Shareholders  having more than one account in the Company  generally  will receive a single proxy  statement and a separate proxy card for each account,  including  separate  proxy cards for each Fund owned.  [CONFIRM - PROXY CARDS MAY BE
COMBINED]  It is important to mark, sign, date and return all proxy cards received.

         In the event that  sufficient  votes to approve any Proposal are not  received,  the persons  named as proxies may propose one or more  adjournments  of the Meeting to permit further  solicitation  of proxies.  Any such  adjournment  will require the affirmative  vote of a majority of those shares  represented at the Meeting in person or by proxy.  The persons named as proxies  will vote those  proxies  that they are  entitled  to vote FOR or AGAINST any such  adjournment  in their discretion.

         The Company is not  required to hold and will not  ordinarily  hold annual  shareholders'  meetings.  The Board of
Directors  may call special  meetings of the  shareholders  for action by  shareholder  vote as required by the  Investment
Company Act or the Company's Articles of Incorporation.

         Pursuant to rules adopted by the Commission,  a shareholder may include in proxy statements relating to annual and other meetings of the  shareholders  of the Company  certain  proposals for  shareholder  action which he or she intends to introduce  at such  special  meetings;  provided,  among  other  things,  that such  proposal  is received by the Company a reasonable  time before a  solicitation  of proxies is made for such  meeting.  Timely  submission  of a proposal  does not necessarily mean that the proposal will be included.

                                                              By order of the Board of Directors

                                                              /s/ Edward P. Macdonald
                                                              Edward P. Macdonald
                                                              Secretary
                                                              American Skandia Advisor Funds, Inc.

EXHIBIT A
                                   _____________________________ FUND [PORTFOLIO]

                                                MANAGEMENT AGREEMENT

                 Agreement  made  this  ___  day  of  ____,   2003,   between   _______  Fund   [Portfolio],   a  [Maryland
corporation][Massachusetts  trust] (the  "Fund"),  and each of  Prudential  Investments  LLC, a New York limited  liability company (PI) and American Skandia Investment Services, Inc. (ASISI).

                                                 W I T N E S S E T H
                 WHEREAS,  the  Fund  is a  diversified,  open-end  management  investment  company  registered  under  the
Investment Company Act of 1940, as amended (the 1940 Act); and
                 WHEREAS,  the Fund desires to retain PI and ASISI to render or contract to obtain as hereinafter  provided investment  advisory  services to the Fund and the Fund also desires to avail itself of the facilities  available to PI and
ASISI with respect to the  administration of its day-to-day  business affairs,  and both PI and ASISI are willing to render such investment advisory and administrative services; and

                 WHEREAS,  the Fund desires to retain PI and ASISI to act as Co-Managers  with respect to the Fund pursuant to which PI shall oversee, supervise and assist with ASISI's provision of investment advisory services to the Fund;

                 NOW, THEREFORE, the parties agree as follows:

                          1. The Fund  hereby  appoints  the  Co-Managers  to act as  manager  of the Fund and each  series thereof,  if any (each a Portfolio) and as  administrator of its business affairs for the period and on the terms set forth in this Agreement.  The Co-Managers  accept such  appointment and agrees to render the services herein  described,  for the compensation herein provided.  Subject to the approval of the Board of  [Directors][Trustees]  of the Fund, the Co-Managers
are authorized to enter into a subadvisory  agreement with Prudential  Investment  Management,  Inc.,  Jennison  Associates
LLC, or any other subadviser,  whether or not affiliated with the Co-Managers (each, a Subadviser),  pursuant to which such
Subadviser  shall  furnish to the Fund the  investment  advisory  services in  connection  with the  management of the Fund
(each,  a  Subadvisory  Agreement).  Subject  to the  approval  of the  Board of  [Directors][Trustees]  of the  Fund,  the
Co-Managers  are authorized to retain more than one Subadviser for the Fund, and if the Fund has more than one  Subadviser, the Co-Managers are authorized to allocate the Fund's assets among the  Subadvisers.  The Co-Managers will continue to have responsibility  for all  investment  advisory  services  furnished  pursuant  to any  Subadvisory  Agreement.  The Fund and
Co-Managers  understand and agree that the Co-Managers may manage the Fund in a  "manager-of-managers"  style with either a single or multiple  subadvisers,  which contemplates that the Co-Managers will, among other things and pursuant to an order issued by the Securities and Exchange  Commission (SEC): (i) continually  evaluate the performance of the Subadviser to the
Fund,  if  applicable,  through  quantitative  and  qualitative  analysis  and  consultations  with such  Subadviser;  (ii)
periodically  make  recommendations  to the Fund's Board as to whether the contract with one or more Subadvisers  should be renewed,  modified,  or  terminated;  and (iii)  periodically  report to the  Fund's  Board  regarding  the  results of its evaluation  and  monitoring  functions.  The Fund  recognizes  that a  Subadviser's  services may be terminated or modified pursuant to the  "manager-of-managers"  process,  and that the  Co-Managers  may appoint a new  Subadviser for a Subadviser that is so removed.

2.       Subject to the supervision of the Board of  [Directors][Trustees]  of the Fund, the Co-Managers  shall  administer the Fund's  business  affairs  and,  in  connection  therewith,  shall  furnish the Fund with  office  facilities  and with clerical,  bookkeeping  and  recordkeeping  services at such  office  facilities  and,  subject to Section 1 hereof and any
Subadvisory  Agreement,  the  Co-Managers  shall manage the  investment  operations of the Fund and the  composition of the
Fund's  portfolio,  including the purchase,  retention and disposition  thereof,  in accordance with the Fund's  investment objectives,  policies and  restrictions as stated in the Fund's SEC  registration  statement,  and subject to the following understandings:

                 (a) The Co-Managers (or a Subadviser  under the  Co-Managers'  supervision)  shall provide  supervision of the Fund's  investments,  and shall  determine from time to time what  investments or securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

                 (b) The Co-Manager,  in the performance of its duties and obligations  under this Agreement,  shall act in conformity with the [Articles of  Incorporation][Declaration  of Trust] of the Fund and the Fund's SEC registration statement and with the  instructions  and  directions of the Board of  [Directors][Trustees]  of the Fund, and will conform to and comply with the  requirements  of the 1940 Act and all other  applicable  federal and state laws and regulations.  In connection therewith,  the Co-Manager shall, among other things,  prepare and file (or cause to be prepared and filed) such reports as are, or may in the future be, required by the SEC.

(c)      The Co-Manager (or the Subadviser under the Co-Managers'  supervision)  shall determine the securities and futures contracts to be purchased or sold by the Fund and will place orders pursuant to its determinations  with or through such persons,  brokers, dealers or futures commission merchants (including but not limited to Prudential Securities
        Incorporated)  in  conformity  with the policy with respect to  brokerage  as set forth in the Fund's  Registration
        Statement  or as the Board of  [Directors][Trustees]  may  direct  from time to time.  In  providing  the Fund with investment  supervision,  it is  recognized  that  the  Co-Managers  (or  the  Subadviser  under  the  Co-Managers'
        supervision)  will give  primary  consideration  to securing  the most  favorable  price and  efficient  execution.
        Consistent with this policy,  the Co-Managers (or Subadviser under the  Co-Managers'  supervision) may consider the financial  responsibility,  research and investment information and other services provided by brokers,  dealers or futures  commission  merchants who may effect or be a party to any such transaction or other  transactions to which other clients of the Co-Managers  (or  Subadviser)  may be a party.  It is understood  that  Prudential  Securities
        Incorporated  (or a  broker-dealer  affiliated  with a Subadviser)  may be used as principal  broker for securities transactions,  but that no formula has been adopted for allocation of the Fund's investment  transaction  business.
        It is also  understood  that it is  desirable  for the Fund that the  Co-Managers  (or  Subadviser)  have access to supplemental  investment  and market  research and security  and economic  analysis  provided by brokers or futures commission merchants,  and that such brokers or futures commission merchants may execute brokerage  transactions at a higher  cost to the Fund than may result  when  allocating  brokerage  to other  brokers  or  futures  commission merchants on the basis of seeking the most favorable price and efficient execution.  Therefore, the Co-Managers (or the Subadviser  under the  Co-Manager's  supervision)  is authorized to pay higher  brokerage  commissions  for the purchase and sale of securities and futures contracts for the Fund to brokers or futures  commission  merchants who provide such research and  analysis,  subject to review by the Fund's Board of  [Directors][Trustees]  from time to time with respect to the extent and continuation of this practice.  It is understood that the services  provided by such broker or futures commission  merchant may be useful to the Co-Managers (or the Subadviser) in connection with its services to other clients.

                 On occasions when the Co-Managers (or a Subadviser under the Co-Managers'  supervision) deems the purchase or sale of a security or a futures  contract to be in the best interest of the Fund as well as other clients of the
        Co-Managers (or the Subadviser),  the Co-Managers (or  Subadviser),  to the extent permitted by applicable laws and regulations,  may, but shall be under no obligation to, aggregate the securities or futures contracts to be so sold or purchased in order to obtain the most favorable  price or lower brokerage  commissions and efficient  execution.
        In such event,  allocation  of the  securities  or futures  contracts so purchased or sold, as well as the expenses incurred in the  transaction,  will be made by the Co-Managers (or the Subadviser) in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

                 (d) The Co-Managers (or the Subadviser  under the Co-Managers'  supervision)  shall maintain all books and records  with  respect to the Fund's  portfolio  transactions  and shall  render to the Fund's  Board of  Directors
        [Trustees] such periodic and special reports as the Board may reasonably request.

                 (e) The Co-Managers (or the Subadviser  under the Co-Managers'  supervision)  shall be responsible for the financial  and  accounting  records to be maintained by the Fund  (including  those being  maintained by the Fund's
        Custodian).

                 (f) The  Co-Managers  (or the  Subadviser  under the  Co-Managers'  supervision)  shall provide the Fund's
        Custodian on each business day information relating to all transactions concerning the Fund's assets.

                 (g) The investment  management  services of the Co-Managers to the Fund under this Agreement are not to be deemed exclusive, and the Co-Managers shall be free to render similar services to others.

                 (h) The Co-Managers  shall make reasonably  available their employees and officers for  consultation  with any of the  [Directors][Trustees] or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

                 3. The Fund has delivered to the  Co-Managers  copies of each of the following  documents and will deliver to it all future amendments and supplements, if any:

                 (a)  Articles of Incorporation or Declaration of Trust;

                 (b) By-Laws of the Fund (such  By-Laws,  as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

                 (c) Certified  resolutions of the Board of  [Directors][Trustees]  of the Fund authorizing the appointment of the Manager and approving the form of this agreement;

                 (d)  Registration  Statement  under the 1940 Act and the Securities Act of 1933, as amended,  on Form N-1A
        (the  Registration  Statement),  as filed with the SEC  relating to the Fund and its shares of common stock and all amendments thereto; and

                 (e)  Prospectus and Statement of Additional Information of the Fund.

                 4. The  Co-Managers  shall  authorize and permit any of their officers and employees who may be elected as
[Directors][Trustees]  or officers of the Fund to serve in the  capacities  in which they are  elected.  All services to be furnished by the  Co-Managers  under this  Agreement may be furnished  through the medium of any such officers or employees of the Co-Managers.

                 5. The  Co-Managers  shall keep the Fund's books and records  required to be  maintained by it pursuant to
Paragraph 2 hereof.  The  Co-Managers  agree that all records which it maintains for the Fund are the property of the Fund, and they  will  surrender  promptly  to the Fund any such  records  upon the  Fund's  request,  provided  however  that the
Co-Managers  may retain a copy of such records.  The  Co-Managers  further agree to preserve for the periods  prescribed by
Rule 31a-2 under the 1940 Act any such records as are required to be  maintained by the  Co-Managers  pursuant to Paragraph
2 hereof.

                 6.  During the term of this Agreement, the Co-Managers shall pay the following expenses:
                 (i) the  salaries  and  expenses of all  employees  of the Fund and the  Co-Managers,  except the fees and expenses of [Directors][Trustees] who are not affiliated persons of the Co-Managers or any Subadviser,

                 (ii) all expenses  incurred by the  Co-Managers  in connection  with  managing the ordinary  course of the
        Fund's business, other than those assumed by the Fund herein, and

                 (iii) the fees, costs and expenses payable to a Subadviser pursuant to a Subadvisory Agreement.

        The Fund assumes and will pay the expenses described below:

                 (a) the fees and expenses  incurred by the Fund in connection  with the  management of the  investment and reinvestment of the Fund's assets,

                 (b) the fees and  expenses  of Fund  [Directors][Trustees]  who are not  "interested  persons" of the Fund within the meaning of the 1940 Act,

                 (c)  the  fees  and  expenses  of the  Custodian  that  relate  to (i)  the  custodial  function  and  the recordkeeping  connected  therewith,  (ii) preparing and maintaining the general accounting records of the Fund and the provision of any such records to the Co-Managers  useful to the Co-Managers in connection with the Co-Managers'
        responsibility  for the  accounting  records  of the Fund  pursuant  to  Section  31 of the 1940 Act and the  rules promulgated  thereunder,  (iii) the  pricing  or  valuation  of the shares of the Fund,  including  the cost of any pricing or  valuation  service or services  which may be retained  pursuant  to the  authorization  of the Board of
        [Directors][Trustees]  of the Fund, and (iv) for both mail and wire orders,  the cashiering  function in connection with the issuance and redemption of the Fund's securities,

                 (d) the fees and  expenses  of the Fund's  Transfer  and  Dividend  Disbursing  Agent  that  relate to the maintenance of each shareholder account,

                 (e)  the charges and expenses of legal counsel and independent accountants for the Fund,

                 (f) brokers'  commissions  and any issue or transfer taxes  chargeable to the Fund in connection  with its securities and futures transactions,

                 (g)  all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies,

                 (h)  the fees of any trade associations of which the Fund may be a member,

                 (i)  the  cost  of  share  certificates   representing,   and/or  non-negotiable  share  deposit  receipts
        evidencing, shares of the Fund,

                 (j)  the cost of fidelity, directors' and officers' and errors and omissions insurance,

                 (k) the fees and expenses  involved in registering  and  maintaining  registration  of the Fund and of its shares with the  Securities and Exchange  Commission,  and paying notice filing fees under state  securities  laws, including  the  preparation  and printing of the Fund's  registration  statement  and the Fund's  prospectuses  and statements of additional information for filing under federal and state securities laws for such purposes,

                 (l)  allocable   communications   expenses  with  respect  to  investor   services  and  all  expenses  of
        shareholders' and  [Directors'][Trustees']  meetings and of preparing,  printing and mailing reports and notices to shareholders in the amount necessary for distribution to the shareholders,

                 (m)  litigation  and  indemnification  expenses  and other  extraordinary  expenses  not  incurred  in the ordinary course of the Fund's business, and

                 (n) any  expenses  assumed by the Fund  pursuant to a  Distribution  and Service  Plan adopted in a manner that is consistent with Rule 12b-1 under the 1940 Act.

7.       For the services provided and the expenses assumed pursuant to this Agreement,  the Fund will pay to ASISI as full compensation  therefor a fee at the annual  rate(s) as  described  on the  attached  Schedule A with respect to the average daily net assets of the Fund.  This fee will be computed daily,  and will be paid to ASISI monthly.  The Fund shall not pay any fee or other  compensation  to PI for the  services  provided  and the  expenses  assumed  pursuant to this  Agreement.
Provided,  however,  that upon the  dissolution,  liquidation  or merger of ASISI  into PI, or in the event  that  ASISI is unable for any reason to perform its duties as specified in this  Agreement,  PI shall be entitled to receive the same fees as formerly paid by the Fund to ASISI.

                 8. The  Co-Managers  shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement  relates,  except a loss resulting from a breach of fiduciary duty with respect to the receipt of  compensation  for  services  (in which case any award of damages  shall be limited to the period and the amount set forth in Section  36(b)(3) of the 1940 Act) or loss  resulting  from willful  misfeasance,  bad faith or gross  negligence on its part in the  performance  of its duties or from reckless  disregard by it of its  obligations  and duties under this Agreement.

                 9. This  Agreement  shall continue in effect for a period of more than two years from the date hereof only so long as such  continuance is  specifically  approved at least annually in conformity  with the  requirements of the 1940
Act;  provided,  however,  that this Agreement may be terminated with respect to the Fund at any time,  without the payment of any  penalty,  by the Board of  [Directors][Trustees]  of the Fund or by vote of a majority  of the  outstanding  voting securities  (as  defined  in the 1940 Act) of the Fund,  or by the  Co-Managers  at any time,  without  the  payment of any penalty,  on not more  than 60 days' nor less  than 30 days'  written  notice to the  other  party.  This  Agreement  shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

                 10.  Nothing in this  Agreement  shall  limit or  restrict  the right of any officer or employee of either
Co-Manager  who may also be a  [Director][Trustee],  officer or employee of the Fund to engage in any other  business or to devote his or her time and attention in part to the  management  or other aspects of any business,  whether of a similar or dissimilar  nature,  nor limit or  restrict  the right of the  Co-Managers  to  engage in any other  business  or to render services of any kind to any other corporation, firm, individual or association.

                 11. Except as otherwise  provided herein or authorized by the Board of  [Directors][Trustees]  of the Fund
from time to time, the Co-Managers  shall for all purposes herein be deemed to be independent  contractors,  and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

                 12.  During the term of this  Agreement,  the Fund agrees to furnish the  Co-Managers  at their  principal office all  prospectuses,  proxy  statements,  reports to shareholders,  sales  literature,  or other material prepared for distribution  to shareholders of the Fund or the public,  which refer in any way to the  Co-Managers,  prior to use thereof and not to use such  material if the  Co-Managers  reasonably  object in writing  within five  business days (or such other time as may be mutually  agreed)  after receipt  thereof.  In the event of  termination  of this  Agreement,  the Fund will continue  to furnish to the  Co-Managers  copies of any of the above-  mentioned  materials  which  refer in any way to the
Co-Managers.  Sales  literature may be furnished to the Co-Managers  hereunder by first-class or overnight mail,  facsimile transmission  equipment or hand  delivery.  The Fund shall  furnish or otherwise  make  available to the  Co-Managers  such other  information  relating to the  business  affairs of the Fund as the  Co-Managers  at any time,  or from time to time, reasonably request in order to discharge its obligations hereunder.

                 13.  This  Agreement  may be amended by mutual  consent,  but the  consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

                 14. Any notice or other  communication  required to be given  pursuant to this  Agreement  shall be deemed duly given if delivered or mailed by registered  mail,  postage  prepaid,  (1) to the  Co-Managers at Gateway Center Three,
100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077,  Attention:  Secretary;  or (2) to the Fund at Gateway Center Three,
100 Mulberry Street, Newark, NJ 07102-4077, Attention: President.

                 15. This  Agreement  shall be governed by and  construed in  accordance  with the laws of the State of New
York.

16.      The Fund may use the name "___________ Fund [Portfolio]" or any name including the word "Prudential", "American
Skandia", ["ASAF"], or ["AST"] only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Co-Managers' business as Co-Managers or manager or any extension, renewal or amendment thereof remain in effect.  At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Co-Managers, or any organization which shall have so succeeded to such businesses.  In no event shall the Fund use the name "___________ Fund
[Portfolio]" or any name including the word "Prudential", "American Skandia", ["ASAF"], or ["AST"] if the Co-Managers'
functions are transferred or assigned to a company of which The Prudential Insurance Company of America does not have control.

                 IN WITNESS  WHEREOF,  the parties  hereto have caused  this  instrument  to be executed by their  officers designated below as of the day and year above written.

                                               ___________________ FUND [PORTFOLIO]

                                               By:  _____________________________

                                               PRUDENTIAL INVESTMENTS LLC

                                               By:  ____________________________

                                               AMERICAN SKANDIA INVESTMENT SERVICES, INC.

                                                By:  ______________________________
                                                     [Schedule A

           --------------------------------------------------------------------- -----------------------------------
           ________________Fund                                                                -.--%
           --------------------------------------------------------------------- -----------------------------------

    Schedule dated _______, 2003.]

EXHIBIT B

-------------------------------- ----------------- ---------------- ---------------
          ASAF Funds                 Date of         Investment     Amount of Fee
                                    Investment     Management Fee   Paid to ASISI
                                    Management                       last Fiscal
                                    Agreement                            Year
-------------------------------- ----------------- ---------------- ---------------
-------------------------------- ----------------- ---------------- ---------------

-------------------------------- ----------------- ---------------- ---------------
-------------------------------- ----------------- ---------------- ---------------
ASAF Strong International          12/10/2001           1.10%          526,036
Equity Fund
-------------------------------- ----------------- ---------------- ---------------
-------------------------------- ----------------- ---------------- ---------------
ASAF William Blair                 11/11/2002           1.00%        1,953,616
International Growth Fund
-------------------------------- ----------------- ---------------- ---------------
-------------------------------- ----------------- ---------------- ---------------
ASAF American Century                6/1/1997           1.00%          633,808
International Growth Fund
-------------------------------- ----------------- ---------------- ---------------
-------------------------------- ----------------- ---------------- ---------------
ASAF DeAM International Equity       5/1/2002           1.10%          636,052
Fund
-------------------------------- ----------------- ---------------- ---------------
-------------------------------- ----------------- ---------------- ---------------
ASAF PBHG Small-Cap Growth          9/15/2001           0.90%        1,262,017
Fund
-------------------------------- ----------------- ---------------- ---------------
-------------------------------- ----------------- ---------------- ---------------
ASAF DeAM Small-Cap Growth           12/10/01           0.95%          416,072
Fund
-------------------------------- ----------------- ---------------- ---------------
-------------------------------- ----------------- ---------------- ---------------
ASAF Gabelli Small-Cap Value        9/11/2000           1.00%        1,983,149
Fund
-------------------------------- ----------------- ---------------- ---------------
-------------------------------- ----------------- ---------------- ---------------
ASAF Goldman Sachs Mid-Cap         11/11/2002           1.00%          200,295
Growth Fund
-------------------------------- ----------------- ---------------- ---------------
-------------------------------- ----------------- ---------------- ---------------
ASAF Neuberger Berman Mid-Cap       8/19/1998           0.90%        1,709,543
Growth Fund
-------------------------------- ----------------- ---------------- ---------------
-------------------------------- ----------------- ---------------- ---------------
ASAF Neuberger Berman Mid-Cap       8/19/1998           0.90%        1,966,749
Value Fund
-------------------------------- ----------------- ---------------- ---------------
-------------------------------- ----------------- ---------------- ---------------
ASAF Alger All-Cap Growth Fund      9/11/2000           0.95%          300,110
-------------------------------- ----------------- ---------------- ---------------
-------------------------------- ----------------- ---------------- ---------------
ASAF Gabelli All-Cap Value          9/11/2000           0.95%          743,861
Fund
-------------------------------- ----------------- ---------------- ---------------
-------------------------------- ----------------- ---------------- ---------------
ASAF Alliance Growth Fund            5/1/2000           0.90%          952,441
-------------------------------- ----------------- ---------------- ---------------
-------------------------------- ----------------- ---------------- ---------------
ASAF Marsico Capital Growth         8/19/1998           1.00%        6,665,712
Fund
-------------------------------- ----------------- ---------------- ---------------
-------------------------------- ----------------- ---------------- ---------------
ASAF Goldman Sachs                 11/11/2002           1.00%        7,461,839
Concentrated Growth Fund
-------------------------------- ----------------- ---------------- ---------------
-------------------------------- ----------------- ---------------- ---------------
ASAF DeAm Large-Cap Growth Fund      3/1/2002           0.90%            3,010
-------------------------------- ----------------- ---------------- ---------------
-------------------------------- ----------------- ---------------- ---------------
ASAF DeAM Large-Cap Value Fund       3/1/2002           0.90%            3,692
-------------------------------- ----------------- ---------------- ---------------
-------------------------------- ----------------- ---------------- ---------------
ASAF Alliance/Bernstein Growth       3/1/2001           1.00%          128,852
+ Value Fund
-------------------------------- ----------------- ---------------- ---------------
-------------------------------- ----------------- ---------------- ---------------
ASAF Sanford Bernstein Core          3/1/2001           0.85%          183,708
Value Fund
-------------------------------- ----------------- ---------------- ---------------
-------------------------------- ----------------- ---------------- ---------------
ASAF Sanford Bernstein Managed       5/1/2000           0.80%        1,088,515
Index 500 Fund
-------------------------------- ----------------- ---------------- ---------------
-------------------------------- ----------------- ---------------- ---------------
ASAF Alliance Growth and             5/1/2000           1.00%        2,355,913
Income Fund
-------------------------------- ----------------- ---------------- ---------------
-------------------------------- ----------------- ---------------- ---------------
ASAF MFS Growth with Income        10/18/1999           1.00%          438,202
Fund
-------------------------------- ----------------- ---------------- ---------------
-------------------------------- ----------------- ---------------- ---------------
ASAF INVESCO Equity Income Fund     9/28/2002           0.75%        1,894,182
-------------------------------- ----------------- ---------------- ---------------
-------------------------------- ----------------- ---------------- ---------------
ASAF American Century                6/1/1997           0.90%        1,411,859
Strategic Balanced Fund
-------------------------------- ----------------- ---------------- ---------------
-------------------------------- ----------------- ---------------- ---------------
ASAF Federated High Yield Fund       6/1/1997           0.70%        1,040,198
-------------------------------- ----------------- ---------------- ---------------
-------------------------------- ----------------- ---------------- ---------------
ASAF PIMCO Total Return Bond        9/28/2002           0.65%        3,094,957
Fund
-------------------------------- ----------------- ---------------- ---------------
-------------------------------- ----------------- ---------------- ---------------
ASAF Money Market Fund              9/28/2002           0.50%        2,001,745
-------------------------------- ----------------- ---------------- ---------------
-------------------------------- ----------------- ---------------- ---------------
ASAF INVESCO Technology Fund        9/11/2000           1.00%          235,264
-------------------------------- ----------------- ---------------- ---------------
-------------------------------- ----------------- ---------------- ---------------
ASAF INVESCO Health Sciences         3/1/2001           1.00%          173,751
Fund
-------------------------------- ----------------- ---------------- ---------------
-------------------------------- ----------------- ---------------- ---------------
ASAF ProFund Managed OTC Fund        3/1/2001           0.85%          257,392
-------------------------------- ----------------- ---------------- ---------------
-------------------------------- ----------------- ---------------- ---------------
ASAF T. Rowe Price Tax Managed       3/1/2001           0.95%           53,481
Fund
-------------------------------- ----------------- ---------------- ---------------

EXHIBIT C

--------------------------------------- ----------------------- --------------------
              Comparable                 Total Net Assets on        Investment
              AST Funds                   December 31, 2002     Management Fee Rate
                                            (in millions)
--------------------------------------- ----------------------- --------------------
--------------------------------------- ----------------------- --------------------

--------------------------------------- ----------------------- --------------------
--------------------------------------- ----------------------- --------------------
AST Strong Internat'l Equity Portfolio            316                  0.87%
--------------------------------------- ----------------------- --------------------
--------------------------------------- ----------------------- --------------------
AST William Blair International                   319                  1.00%
Growth Portfolio
--------------------------------------- ----------------------- --------------------
--------------------------------------- ----------------------- --------------------
AST American Century Internat'l                   374                  1.00%
Growth Portfolio
--------------------------------------- ----------------------- --------------------
--------------------------------------- ----------------------- --------------------
AST    DeAM    International    Equity            129                  1.00%
Portfolio
--------------------------------------- ----------------------- --------------------
--------------------------------------- ----------------------- --------------------
AST PBHG Small-Cap Growth Portfolio               255                  0.90%
--------------------------------------- ----------------------- --------------------
--------------------------------------- ----------------------- --------------------
AST DeAM Small-Cap Growth Portfolio               296                  0.95%
--------------------------------------- ----------------------- --------------------
--------------------------------------- ----------------------- --------------------
AST Gabelli Small-Cap Value Portfolio             498                  0.90%
--------------------------------------- ----------------------- --------------------
--------------------------------------- ----------------------- --------------------
AST Goldman Sachs Mid-Cap Growth                   61                  1.00%
Portfolio
--------------------------------------- ----------------------- --------------------
--------------------------------------- ----------------------- --------------------
AST Neuberger Berman Mid-Cap Growth               287                  0.90%
Portfolio
--------------------------------------- ----------------------- --------------------
--------------------------------------- ----------------------- --------------------
AST Neuberger Berman Mid-Cap Value                758                  0.90%
Portfolio
--------------------------------------- ----------------------- --------------------
--------------------------------------- ----------------------- --------------------
AST Alger All-Cap Growth Portfolio                323                  0.95%
--------------------------------------- ----------------------- --------------------
--------------------------------------- ----------------------- --------------------
AST Gabelli All-Cap Value Portfolio               116                  0.95%
--------------------------------------- ----------------------- --------------------
--------------------------------------- ----------------------- --------------------
AST Alliance Growth Portfolio                     241                  0.90%
--------------------------------------- ----------------------- --------------------
--------------------------------------- ----------------------- --------------------
AST Marsico Capital Growth Portfolio            1,081                  0.90%
--------------------------------------- ----------------------- --------------------
--------------------------------------- ----------------------- --------------------
AST Goldman Sachs Concentrated  Growth          1,148                  0.90%
Portfolio
--------------------------------------- ----------------------- --------------------
--------------------------------------- ----------------------- --------------------
AST DeAM Large-Cap Growth Portfolio                77                  0.85%
--------------------------------------- ----------------------- --------------------
--------------------------------------- ----------------------- --------------------
AST DeAM Large-Cap Value Portfolio                110                  0.85%
--------------------------------------- ----------------------- --------------------
--------------------------------------- ----------------------- --------------------
AST Alliance/Bernstein  Growth + Value             32                  0.90%
Portfolio
--------------------------------------- ----------------------- --------------------
--------------------------------------- ----------------------- --------------------
AST  Sanford   Bernstein   Core  Value            199                  0.75%
Portfolio
--------------------------------------- ----------------------- --------------------
--------------------------------------- ----------------------- --------------------
AST Sanford Bernstein Managed Index               440                  0.60%
500 Portfolio
--------------------------------------- ----------------------- --------------------
--------------------------------------- ----------------------- --------------------
AST   Alliance   Growth   and   Income          1,171                  0.75%
Portfolio
--------------------------------------- ----------------------- --------------------
--------------------------------------- ----------------------- --------------------
AST MFS Growth with Income Portfolio               88                  0.90%
--------------------------------------- ----------------------- --------------------
--------------------------------------- ----------------------- --------------------
AST INVESCO Equity Income Portfolio               661                  0.75%
--------------------------------------- ----------------------- --------------------
--------------------------------------- ----------------------- --------------------
AST American Century Strategic                    179                  0.85%
Balanced Portfolio
--------------------------------------- ----------------------- --------------------
--------------------------------------- ----------------------- --------------------
AST Federated High Yield Portfolio                578                  0.75%
--------------------------------------- ----------------------- --------------------
--------------------------------------- ----------------------- --------------------
AST PIMCO Total Return Bond Portfolio           2,253                  0.65%
--------------------------------------- ----------------------- --------------------
--------------------------------------- ----------------------- --------------------
AST Money Market Portfolio                      2,737                  0.50%
--------------------------------------- ----------------------- --------------------

EXHIBIT D

--------------------------------------------------------------------------------------
  Comparable Prudential Funds   Total Net Assets on       Investment Management
                                  December 31, 2002                Fee
                                    (in millions)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
    Prudential Equity Fund                              .50% to $500 mil
                                   1,840,200,584        .475% next $500 mil
                                                        .45% over $1.5 bil
--------------------------------------------------------------------------------------
    Prudential Sector Funds,                            .60% to $250 mil
    Inc. - Prudential Utility      2,282,739,930        .50% next $500 mil
    Fund                                                .45% next $750 mil
                                                        .35% next $2 bil
                                                        .325% next $2 bil
                                                        .30% over $6 bil
--------------------------------------------------------------------------------------
    Prudential Sector Funds,                            0.75%
    Inc. - Prudential Health       236,467,320
    Sciences Fund
--------------------------------------------------------------------------------------
    Prudential Sector Funds,                            0.75%
    Inc. - Prudential              125,826,836
    Financial Services Fund
--------------------------------------------------------------------------------------
    Prudential Sector Funds,                            0.75%
    Inc. - Prudential              136,820,834
    Technology Fund
--------------------------------------------------------------------------------------
    Prudential Small Company                            0.70%
    Fund                           405,271,580
--------------------------------------------------------------------------------------
    Prudential Value Fund                               .60% to $500 mil
                                   808,633,557          .50% next $500 mil
                                                        .475% next $500 mil
                                                        .45% over $1.5 bil
--------------------------------------------------------------------------------------
    The Prudential Investment                           .60% to $300 mil
    Portfolios, Inc. -           2,815,134,967          .575% over $300 mil
    Prudential Jennison Growth                          .55% over $5 bil
    Fund
--------------------------------------------------------------------------------------
    The Prudential Investment                           .60% to $300 mil
    Portfolios, Inc. -             756,769,954          .575% over $300 mil
    Prudential Jennison Equity
    Opportunity Fund
--------------------------------------------------------------------------------------
    The Prudential Investment                           .65% to $1 bil
    Portfolios, Inc. -             671,647,710          .60% over $ 1 bil
    Prudential Active Balanced
    Fund
--------------------------------------------------------------------------------------
    Prudential Natural              96,600,282          0.75%
    Resources Fund, Inc.
--------------------------------------------------------------------------------------
    Prudential 20/20 Focus                              0.75% to $1 bil
    Fund                           577,869,024          0.70% over $ 1 bil
--------------------------------------------------------------------------------------
    Prudential Index Series                             0.30%
    Fund - Prudential Stock      1,879,157,824
    Index Fund
--------------------------------------------------------------------------------------
    Prudential Global Total                             .75% to $500 mil
    Return Fund, Inc.              223,607,235          .70% next $500 mil
                                                        .65% over $1 bil
--------------------------------------------------------------------------------------
    Prudential U.S. Emerging                            .60% to $ 1 bil
    Growth Fund, Inc.              367,300,837          .55% over $1 bil
--------------------------------------------------------------------------------------
    Prudential Tax-Managed          75,464,724          0.60%
    Small-Cap Fund, Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
    Prudential Tax-Managed                              0.65% to $500 mil
    Funds - Prudential             203,617,738          0.60% over $500 mil
    Tax-Managed Equity Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
    Prudential World Fund,          68,536,147          .85% to $300 mil
    Inc. -Prudential Jennison                           .75% to $1.5 bil
    Int'l Growth Fund                                   .70% over $1.5 bil
--------------------------------------------------------------------------------------
    Prudential World Fund,                              1.00% to $300 mil
    Inc. - Prudential Int'l.       349,803,854          .95% over $300 mil
    Value Fund
--------------------------------------------------------------------------------------
    Prudential World Fund,                              0.75%
    Inc. - Prudential Global       325,323,959
    Growth Fund
--------------------------------------------------------------------------------------
    Prudential Real Estate          43,044,548          0.75%
    Securities Fund
--------------------------------------------------------------------------------------
    Prudential Pacific Growth       36,090,526          0.75%
    Fund, Inc.
--------------------------------------------------------------------------------------
    Prudential Europe Growth        94,491,308          0.75%
    Fund, Inc.
--------------------------------------------------------------------------------------
    Prudential Money Mart                               .50% to $50 mil
    Assets                         7,085,996,482        .30% over $50 mil
--------------------------------------------------------------------------------------
    Special Money Market Fund,                          0.50%
    Inc.                           250,684,966
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
    The High Yield Income Fund      52,670,442          0.70%
--------------------------------------------------------------------------------------
    Prudential Government                               0.50% to $3 bil
    Income Fund                    1,369,469,198        0.35% over $3 bil
--------------------------------------------------------------------------------------
    Prudential High Yield                               0.50% to $250 mil
    Fund, Inc.                     1,895,525,718        0.475% next $500 mil
                                                        0.45% next $750 mil
                                                        0.40% next $500 mil
                                                        0.375% next $500 mil
                                                        0.35% over $3 bil
--------------------------------------------------------------------------------------
    Prudential Short-Term Bond     231,274,508          0.40%
    Fund, Inc. - Prudential
    Short-Term Corporate Bond
    Fund
--------------------------------------------------------------------------------------
    Prudential Total Return        392,270,556          0.50%
    Bond Fund, Inc.
--------------------------------------------------------------------------------------
    Strategic Partners Asset       221,194,579          0.75%
    Allocation Funds -
    Moderate Growth Fund
--------------------------------------------------------------------------------------
    Strategic Partners Asset                            0.75%
    Allocation Funds - High        138,258,684
    Growth Fund
--------------------------------------------------------------------------------------
    Strategic Partners Asset                            0.75%
    Allocation Funds -             132,834,238
    Conservative Growth Fund
--------------------------------------------------------------------------------------
    Strategic Partners Style        95,540,508          0.70%
    Specific Funds - Large
    Cap. Growth Fund
--------------------------------------------------------------------------------------
    Strategic Partners Style        44,307,850          0.70%
    Specific Funds - Large
    Cap. Value Fund
--------------------------------------------------------------------------------------
    Strategic Partners Style        15,192,406          0.70%
    Specific Funds - Small
    Cap. Growth Fund
--------------------------------------------------------------------------------------
    Strategic Partners Style        40,578,518          0.70%
    Specific Funds - Small
    Cap. Value Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
    Strategic Partners Style        15,953,522          0.80%
    Specific Funds - Int'l.
    Equity Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
    Strategic Partners Style                            0.50%
    Specific Funds - Total         126,532,774
    Return Bond Fund
--------------------------------------------------------------------------------------
    Strategic Partners                                  0.90% to $1 bil
    Opportunity Funds -            122,996,662          0.85% over $1 bil
    Focused Growth Fund
--------------------------------------------------------------------------------------
    Strategic Partners              96,194,172          0.90% to $1 bil
    Opportunity Funds - New                             0.85% over $ 1 bil
    Era Growth Fund
--------------------------------------------------------------------------------------
    Strategic Partners                                  0.90% to $1 bil
    Opportunity Funds -            170,999,069          0.85% over $1 bil
    Focused Value Fund
--------------------------------------------------------------------------------------
    Strategic Partners                                  0.90% to $1 bil
    Opportunity Funds -            136,742,216          0.85% over $1 bil
    Mid-Cap Value Fund
--------------------------------------------------------------------------------------
    The Target Portfolio Trust:
--------------------------------------------------------------------------------------
    Large Capitalization                                0.60%
    Growth Portfolio               243,693,726
--------------------------------------------------------------------------------------
    Large Capitalization Value                          0.60%
    Portfolio                      229,781,154
--------------------------------------------------------------------------------------
    Small Capitalization                                0.60%
    Growth Portfolio               100,900,615
--------------------------------------------------------------------------------------
    Small Capitalization Value                          0.60%
    Portfolio                      148,109,912
--------------------------------------------------------------------------------------
    International Equity                                0.70%
    Portfolio                      140,455,823
--------------------------------------------------------------------------------------
    Total Return Bond Portfolio                         0.45%
                                   139,524,458
--------------------------------------------------------------------------------------
    International Bond              27,741,226          0.50%
    Portfolio
--------------------------------------------------------------------------------------
    Mortgage-Backed Securities                          0.45%
    Portfolio                      115,508,119
--------------------------------------------------------------------------------------
    Intermediate-Term Bond                              0.45%
    Portfolio                      332,786,286
--------------------------------------------------------------------------------------
    U.S. Government Money                               0.25%
    Market Portfolio               126,970,708
--------------------------------------------------------------------------------------

LOGO
One Corporate Drive
PO Box 883
Shelton, CT  06484

3 EASY WAYS TO VOTE YOUR PROXY

1.       Automated Touch Tone Voting:  Call toll-free 1-888-221-0697 and use the control number shown.
2.       On the Internet at www.americanskandia.com, look for LINK to "Proxyweb" and use the control number shown.
3.       Sign, Date and Return this proxy card, using the enclosed postage paid envelope, to Proxy Tabulator, PO Box 91xx, Hingham,
           MA  02043-xxxx.

***    CONTROL NUMBER:  999  999  999  999  99    ***

FUND NAME PRINTS HERE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF AMERICAN SKANDIA ADVISOR FUNDS, INC. (THE "COMPANY") FOR USE AT THE SPECIAL
MEETING OF SHAREHOLDERS
TO BE HELD AT ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484 ON APRIL 3, 2003 AT 10:00 A.M. EASTERN STANDARD TIME.

The undersigned hereby appoints Deirdre Burke, Maureen Gulick, and Michael Boyle and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and all adjournments thereof, all shares of beneficial interest of the Fund named above held of record by the undersigned on the record date for the Meeting, upon the matters set forth on the reverse side of this card, and upon any other matter which may properly come before the Meeting, at their discretion.

Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR the proposals.

Date:

Sign here exactly as name(s) appear(s) on left.

Joint owners should each sign personally. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should entered and the trustee, custodian, etc.
should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation.  If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner".

(Continued on Reverse Side)

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.

1.       To approve a new investment management agreement between the Company on behalf of the Fund, and American Skandia Investment
           Services, Inc. and Prudential Investments LLC.

FOR all
Nominees
listed at left
(except as
marked to
the contrary)

WITHHOLD
AUTHORITY
to vote for
all Nominees
listed at left

2. Election of Directors:

(01) Robert E. LaBlanc, (02) Douglas H. McCorkindale, (03) Stephen P. Munn (04) Richard A. Redeker, (05) Robin B. Smith (06) Stephen
Stoneburn, (07) Nancy Hays Teeters, (08) Clay T. Whitehead,   (09) Robert F. Gunia, (10) Judy A. Rice

(Instruction:  To withhold authority to vote for any individual Nominee(s), write the number(s)of the Nominee(s) on the line provided below):

3.       To approve a change to a fundamental investment restriction with respect to lending.

4.       To approve a change to a fundamental investment restriction with respect to borrowing.

FOR SHAREHOLDERS OF THE ASAF GOLDMAN SACHS CONCENTRATED GROWTH FUND AND THE ASAF GOLDMAN SACHS MID-CAP GROWTH FUND ONLY

5.       To approve a change to a fundamental investment restriction with respect to diversification